EXECUTION

RECONSTITUTED SERVICING AGREEMENT

THIS RECONSTITUTED SERVICING AGREEMENT (this “Agreement”), entered into as of the 1st day of December, 2002, by and between LEHMAN BROTHERS BANK, FSB (“Lehman Brothers Bank”), a Delaware corporation and ABN AMRO MORTGAGE GROUP, INC., a Delaware corporation (the “Servicer”), and acknowledged by AURORA LOAN SERVICES INC., a Delaware corporation (“Aurora”) and Bank One, National Association, a national banking association (the “Trustee”), recites and provides as follows:

RECITALS

WHEREAS, Bank of America, N.A. (“Bank of America”) acquired certain mortgage loans, including the conventional, fixed rate, residential, first lien mortgage loans identified on Schedule I hereto (the “Serviced Mortgage Loans”), from Bank of America Mortgage Capital Corporation under that certain Assignment, Assumption and Recognition Agreement dated March 21, 2002 (the “BAMCC Assignment Agreement”) annexed hereto as Exhibit B-1.

WHEREAS, pursuant to that certain Assignment, Assumption and Recognition Agreement, dated December 9, 2002, by and among Bank of America, Lehman Brothers Bank and the Servicer (the “Assignment Agreement”) annexed hereto as Exhibit B-2, Bank of America has sold to Lehman Brothers Bank the Serviced Mortgage Loans and assigned its rights under the FFSA (as defined below).

WHEREAS, Lehman Brothers Bank has conveyed the Serviced Mortgage Loans pursuant to a Mortgage Loan Sale and Assignment Agreement, dated as of December 1, 2002 (the “Mortgage Loan Sale and Assignment Agreement”) to Structured Asset Securities Corporation, a Delaware special purpose corporation (“SASCO” or the “Depositor”), which in turn has conveyed the Serviced Mortgage Loans to Bank One, National Association (the “Trustee”), pursuant to a trust agreement dated as of December 1, 2002 (the “Trust Agreement”), among the Trustee, Wells Fargo Bank Minnesota, National Association, as securities administrator, Aurora Loan Services Inc., as master servicer (“Aurora,” and, together with any successor Master Servicer appointed pursuant to the provisions of the Trust Agreement, the “Master Servicer”) and SASCO.

WHEREAS, the Serviced Mortgage Loans are currently being serviced by the Servicer pursuant to a Flow Sale and Servicing Agreement between Banc of America Mortgage Capital Corporation and the Servicer, dated as of February 1, 2002 (for Fixed Rate Mortgage Loans) (hereinafter, the “FSSA”) and annexed hereto as Exhibit C.

WHEREAS, Lehman Brothers Bank desires that the Servicer continue to service the Serviced Mortgage Loans, and the Servicer has agreed to do so, subject to the rights of the Lehman Brothers Bank and the Master Servicer to terminate the rights and obligations of the Servicer hereunder as set forth herein and to the other conditions set forth herein.

WHEREAS, Lehman Brothers Bank and the Servicer agree that the provisions of the FSSA shall apply to the Serviced Mortgage Loans, but only to the extent provided herein and that this Agreement shall govern the Serviced Mortgage Loans for so long as such Serviced Mortgage Loans remain subject to the provisions of the Trust Agreement.

WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Serviced Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer under this Agreement.

WHEREAS, Lehman Brothers Bank and the Servicer intend that, to the extent it is acting on behalf of the Trust Fund (as defined herein), the Trustee is an intended third party beneficiary of this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lehman Brothers Bank and the Servicer hereby agree as follows:

AGREEMENT

1.

Definitions.  Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the FSSA incorporated by reference herein shall have the meanings ascribed to such terms in the FSSA.

2.

Custodianship.  The parties hereto acknowledge that U.S. Bank National Association will act as custodian of the Serviced Mortgage Files for the Trustee pursuant to a Custodial Agreement dated December 1, 2002, between U.S. Bank National Association and the Trustee.

3.

Servicing.  The Servicer agrees, with respect to the Serviced Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the FSSA, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the FSSA, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

4.

Trust Cut-off Date.  The parties hereto acknowledge that by operation of Section 4.05 and Section 5.01 of the FSSA, the remittance on January 21, 2003 to the Trust Fund is to include principal due after December 1, 2002 (the “Trust Cut-off Date”) plus interest, at the Mortgage Loan Remittance Rate collected during the related Due Period exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, with the adjustments specified in clauses (b), (c), (d) and (e) of Section 5.01 of the FSSA.

5.

Master Servicing; Termination of Servicer.  The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Serviced Mortgage Loans in accordance with the provisions of this Agreement.  The Master Servicer, acting on behalf of the Trustee and the SASCO 2002-26 Trust Fund (the “Trust Fund”) created pursuant to the Trust Agreement, shall have the same rights as Lehman Brothers Bank under the FSSA to enforce the obligations of the Servicer under the FSSA and the term “Purchaser” as used in the FSSA in connection with any rights of the Purchaser shall refer to the Trust Fund or, as the content requires, the Master Servicer acting in its capacity as agent for the Trust Fund, except as otherwise specified in Exhibit A hereto.  The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, which failure results in an Event of Default as provided in Article X of the FSSA.

6.

No Representations.  Neither the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the characteristics of the Serviced Mortgage Loans (other than those representations and warranties made by the Servicer in Section 3.01 of the FSSA, as amended herein) in connection with the transactions contemplated by this Agreement.

7.

Notices.  All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice.  Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

All notices required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

Aurora Loan Services, Inc.

2530 South Parker Road

Suite 601

Aurora, Colorado 80014

Attn:  E. Todd Whittemore, Master Servicing,

SASCO 2002-26

Telephone:  (303) 632-3000

Facsimile:  (303) 632-3123

All remittances required to be made to the Master Servicer under this Agreement shall be made on a scheduled/scheduled basis to the following wire account:

JPMorgan Chase Bank

New York, New York

ABA#:  021-000-021

Account Name:  Aurora Loan Services Inc.,
Master Servicing Payment Clearing Account

Account Number:  066-611059

Beneficiary:  Aurora Loan Services, Inc.

For further credit to:  SASCO 2002-26

All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

Bank One, National Association

One Bank One Plaza

Suite IL-I-0430

Chicago, Illinois 60670-0430

Attention: Global Services

Telephone: (312) 526-7000

Facsimile:  (312) 526-7209

All notices required to be delivered to Lehman Brothers Bank hereunder shall be delivered to Lehman Brothers Bank, at the following address:

Lehman Brothers Bank, FSB

745 7th Avenue, 8th Floor

New York, New York 10019

Attention:  Contract Finance – Matthew Ziffer

Telephone:  (212) 884-6292

All notices required to be delivered to the Servicer hereunder shall be delivered to its office at the address for notices as set forth in the FSSA.

8.

Acknowledgement.  The Servicer hereby acknowledges that the rights of Lehman Brothers Bank under the Assignment Agreement and the FSSA as amended by this Agreement will be assigned to SASCO under the Mortgage Loan Sale and Assignment Agreement and subsequently to the Trust Fund under the Trust Agreement and agrees that the Mortgage Loan Sale and Assignment Agreement and the Trust Agreement will each be a valid assignment and assumption agreement or other assignment document required pursuant to Sections 2.02, 9.01 and 12.10 of the FSSA and will constitute a valid assignment and assumption of the rights of Lehman Brothers Bank under the FSSA to SASCO and the Trust Fund, as applicable.  In addition, the Trust Fund will make a REMIC election.  The Servicer hereby consents to such assignment and assumption and acknowledges the Trust Fund’s REMIC election.

9.

Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

10.

Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

Executed as of the day and year first above written.

LEHMAN BROTHERS BANK, FSB

as Owner

By:  /s/ Gary Taylor

Name: Gary Taylor

Title: Vice President

ABN AMRO MORTGAGE GROUP, INC.,

  as Servicer

By:  /s/ Daniel J. Fisher

Name:  Daniel J. Fisher

Title:  Senior Vice President

Acknowledged:

AURORA LOAN SERVICES INC.,

as Master Servicer

By:  /s/ E. Todd Whittemore

Name:  E. Todd Whittemore

Title:  Exec. Vice President

Bank One, National Association,

as Trustee

By:  /s/ Ruth H. Fussell

Name:  Ruth H. Fussell

Title:  Vice President

EXHIBIT A

Modifications to the FSSA

1.

Unless otherwise specified herein, any provisions of the FSSA, including definitions, relating to (i) representations and warranties relating to the Mortgage Loans and not relating to the servicing of the Mortgage Loans, (ii) Mortgage Loan repurchase obligations, (iii) Whole Loan and Pass-Through Transfers and Reconstitution, and (iv) Assignments of Mortgage, shall be disregarded for purposes relating to this Agreement.  The exhibits to the FSSA and all references to such exhibits shall also be disregarded.

2.

The definition of “Closing Date” in Article I is hereby amended in its entirety to read as follows:

Closing Date:  December 30, 2002.

3.

The definition of “Prepayment Interest Shortfall” is hereby amended in its entirety to read as follows:

Prepayment Interest Shortfall:  With respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part during any Due Period, which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan’s Due Date in such Due Period, the amount of interest (net of the related Servicing Fee for Principal Prepayments) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

4.

A new definition of “Realized Loss” is added to Article I immediately following the definition of “Rating Agency” to read as follows:

Realized Loss:  With respect to each Liquidated Mortgage Loan (as defined in the Trust Agreement), an amount equal to (i) the unpaid principal balance of such Mortgage Loan as of the date of liquidation, minus (ii) Liquidation Proceeds received, to the extent allocable to principal, net of amounts that are reimbursable therefrom to the Master Servicer or the Servicer with respect to such Mortgage Loan (other than Monthly Advances of principal) including expenses of liquidation.

5.

The definition of “Servicing Fee Rate” is hereby amended in its entirety to read as follows:

Servicing Fee Rate:  0.25% per annum per Mortgage Loan.

6.

The parties acknowledge that Section 2.03 (Custodial Agreement; Delivery of Documents) shall be superceded by the provisions of the Custodial Agreement.

7.

Section 3.01(c) (No Conflicts) is hereby amended by deleting the words “the acquisition of the Mortgage Loans by the Company, the sale of the Mortgage Loans to the Purchaser.”

8.

Section 3.01(f) (Ability to Perform; Solvency) is hereby amended by (i) deleting ";Solvency" in the title of such section and (ii) deleting the second and third sentences thereof.

9.

Section 3.01(h) (No Consent Required) is hereby amended by deleting the words “or the sale of the Mortgage Loans.”

10.

Section 3.01 (j) (Sale Treatment) and Section 3.01(l) (No Brokers’ Fees) shall be inapplicable to this Agreement.

11.

A new paragraph is hereby added at the end of Section 3.01 (Company Representations and Warranties) to read as follows:

It is understood and agreed that the representations and warranties set forth in Section 3.01 (a) through (i) and (k) shall survive the engagement of the Servicer to perform the servicing responsibilities hereunder and the delivery of the Servicing Files to the Servicer and shall inure to the benefit of the Trust Fund.  Upon discovery by either the Servicer, the Master Servicer or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the interest of the Trust Fund, the party discovering such breach shall give prompt written notice to the other.

Within 60 days of the earlier of either discovery by or written notice to the Servicer of any breach of a representation or warranty set forth in Section 3.01 which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Loans, the Servicer shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Servicer shall, at the Trustee’s option, assign the Servicer’s rights and obligations under this Agreement (or respecting the affected Loans) to a successor Servicer selected by the Trustee with the prior consent and approval of the Master Servicer.  Such assignment shall be made in accordance with Section 12.01.

In addition, the Servicer shall indemnify (from its own funds) the Trustee, the Trust Fund and Master Servicer and hold each of them harmless against any costs resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Servicer’s representations and warranties contained in this Section 3.01.  It is understood and agreed that the remedies set forth in this Section 3.01 constitute the sole remedies of the Master Servicer, the Trust Fund and the Trustee respecting a breach of the foregoing representations and warranties.

Any cause of action against the Servicer relating to or arising out of the breach of any representations and warranties made in Section 3.01 shall accrue upon (i) discovery of such breach by the Servicer or written notice thereof by the Trustee or Master Servicer to the Servicer, (ii) failure by the Servicer to cure such breach within the applicable cure period, and (iii) demand upon the Servicer by the Trustee or the Master Servicer for compliance with this Agreement.

12.

Section 4.04 (Establishment of and Deposits to Custodial Account) is hereby amended as follows:

(a)

the words “in trust for Banc of America Mortgage Capital Corporation and/or subsequent purchasers of Mortgage Loans, and various Mortgagors-P&I” in the fourth and fifth lines of the first sentence of the first paragraph shall be replaced by the following:  “in trust for SASCO 2002-26 Trust Fund and various Mortgagors”.

(b)

by amending clause (viii) to read as follows:

(viii)

the amount of any Prepayment Interest Shortfall paid out of the Servicer’s own funds without any right to reimbursement therefor; provided, however, that in no event shall the aggregate of deposits made by the Company pursuant to this clause (viii) exceed the aggregate amount of the Servicing Fee for the related calendar month, whether or not received from the Mortgagor.

13.

Section 4.05 (Permitted Withdrawals From Custodial Account) is hereby amended by replacing the last five lines of clause (ii) with the following:

the Trust Fund; provided however, that in the event that the Servicer determines in good faith that any unreimbursed Monthly Advances will not be recoverable from amounts representing late recoveries of payments of principal or interest respecting the particular Mortgage Loan as to which such Monthly Advance was made or from Liquidation Proceeds or Insurance Proceeds with respect to such Mortgage Loan, the Servicer may reimburse itself for such amounts from the Custodial Account, it being understood, in the case of any such reimbursement, that the Servicer’s right thereto shall be prior to the rights of the Trust Fund;

14.

Section 4.06 (Establishment of and Deposits to Escrow Account) shall be amended by deleting the words “Banc of America Mortgage Capital Corporation and/or subsequent purchasers of Residential Mortgage Loans, and various Mortgagors-T&I” in the fourth and fifth lines of the first sentence of the first paragraph, and replacing it with the following:

“in trust for SASCO 2002-26 Trust Fund and various Mortgagors”.

15.

Section 4.16 (Title, Management and Disposition of REO Property) is hereby amended by (i) replacing the reference to “one year” in the eighth line of the third paragraph thereof with “three years”, (ii) adding two new paragraphs after the third paragraph thereof to read as follows:

In the event that the Trust Fund acquires any REO Property in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such REO Property not later than the end of the third taxable year after the year of its acquisition by the Trust Fund unless the Servicer has applied for and received a grant of extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the applicable Trust REMIC may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a federal or state tax upon such REMIC.  If the Servicer has received such an extension, then the Servicer shall continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the “Extended Period”).  If the Servicer has not received such an extension and the Servicer is unable to sell the REO Property within the period ending 3 months before the end of such third taxable year after its acquisition by the Trust Fund or if the Servicer has received such an extension, and the Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Servicer shall, before the end of the three year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property’s fair market value or (ii) auction the REO Property to the highest bidder (which may be the Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be.  The Trustee shall sign any document or take any other action reasonably requested by the Servicer which would enable the Servicer, on behalf of the Trust Fund, to request such grant of extension.

Notwithstanding any other provisions of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would:  (i) cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code; or (ii) subject any Trust REMIC to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the Code, unless the Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

(iii) deleting the first sentence of the fourth paragraph thereof, (iv) replacing the words “one” and “sentence” with “three” and “paragraph”, respectively, in the sixth and seventh line of the fourth paragraph thereof, (v) replacing the word “advances” in the sixth line of the sixth paragraph thereof with “Monthly Advances,” and (vi) by adding the following sentence to the end of such Section:

Upon the reasonable written request of the Master Servicer, the Servicer shall provide the Master Servicer, within a reasonable period of time and prior to the acceptance by the Servicer of an offer to sell any REO Property, information relating to the sale of such REO Property.

16.

Section 5.01 (Remittances) is hereby amended by adding the following after the second paragraph of such Section:

All remittances required to be made to the Master Servicer shall be made to the following wire account or to such other account as may be specified by the Master Servicer from time to time:

JPMorgan Chase Bank

New York, New York

ABA #: 021-000-021

Account Name:

Aurora Loan Services Inc.

Master Servicing Payment Clearing Account

Account Number: 066-611059

Beneficiary:  Aurora Loan Services Inc.

For further credit to:  SASCO 2002-26

17.

Section 5.02 (Statements to Purchaser) is hereby amended in its entirety to read as follows:

Section 5.02 Statements to Master Servicer.

Not later than the tenth calendar day of each month, the Servicer shall furnish to the Master Servicer an electronic file providing loan level accounting data for the period ending on the last calendar day of the preceding month in such form as is reasonably acceptable to the Master Servicer and the Servicer and which can be generated by the Servicer’s Alltel servicing system.

18.

Section 5.03 (Monthly Advances by Company) is hereby amended by deleting the words “if requested by a Rating Agency in connection with a securitization,” from the third sentence thereto.

19.

Section 6.04 (Annual Statement as to Compliance) is hereby amended and restated in its entirety as follows:

Section 6.04

Annual Officer’s Certificate.

On or before the 15th day of March of each year, beginning with March 15, 2003, the Servicer, at its own expense, will deliver to the Master Servicer, a Servicing Officer’s certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding fiscal year and of performance under this Agreement has been made under such officers’ supervision, and (ii) to the best of such officers’ knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officer and the nature and status thereof including the steps being taken by the Servicer to remedy such default.

20.

Section 6.05 (Annual Independent Public Accountants’ Servicing Report) is hereby amended and restated in its entirety as follows:

Section 6.05

Annual Audit Report.

On or before the 15th day of March of each year, beginning with March 15, 2003, the Servicer shall, at its own expense, cause a firm of independent public accountants (who may also render other services to the Servicer), which is a member of the American Institute of Certified Public Accountants, to furnish to the Master Servicer a statement to the effect that such firm has examined certain documents and records for the preceding fiscal year (or during the period from the date of commencement of such Servicer’s duties hereunder until the end of such preceding fiscal year in the case of the first such certificate) and, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm’s conclusions relating thereto.

21.

Section 8.01 (Indemnification; Third Party Claims) is hereby amended in its entirety to read as follows:

The Servicer shall indemnify Lehman Brothers Bank, FSB, the Depositor, the Trust Fund, the Trustee and the Master Servicer and hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of such parties may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement.  The Servicer immediately shall notify Lehman Brothers Bank, FSB, the Depositor, the Master Servicer and the Trustee if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the indemnified party, which consent shall not be unreasonably withheld or delayed) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or any of such parties in respect of such claim.  The Servicer shall follow any reasonable written instructions received from the Trustee or the Depositor in connection with such claim; provided, however, that the Trustee or the Depositor, without the consent of the Servicer, shall not agree to any settlement if the matter involves any possible criminal action or proceeding, or contains a stipulation to, or admission or acknowledgment of any wrongdoing (in tort or otherwise) on the part of the Servicer.  The Servicer shall provide the Trustee with a written report of all expenses and advances incurred by the Servicer pursuant to this Section 8.01, and the Trustee from the assets of the Trust Fund promptly shall reimburse the Servicer for all amounts advanced by it pursuant to the preceding sentence except when the claim in any way relates to the failure of the Servicer to service and administer the Mortgage Loans in compliance with the terms of this Agreement.

22.

Section 10.01 (Events of Default) is hereby amended by:

(a)

changing any reference to “Purchaser” to “Master Servicer” in Section 10.01(i) and 10.01(ii);

(b)

adding the words “within the applicable cure period” after the word “remedied” in the third line of the second paragraph of Section 10.01; and

(c)

changing any reference to “Purchaser” to “Master Servicer and the Trust Fund” in the last two paragraphs of Section 10.01.

23.

Section 10.02 (Waiver of Defaults) is hereby amended by changing the reference to “Purchaser” to “Master Servicer with the prior written consent of the Trustee”.

24.

Section 11.01 (Termination) is hereby amended by restating subclause (ii) thereof to read as below and adding the following sentence after the first sentence of Section 11.01:

(ii)

mutual consent of the Servicer and the Trustee in writing, provided such termination is also acceptable to the Master Servicer and the Rating Agencies.

At the time of any termination of the Servicer pursuant to Section 11.01, the Servicer shall be entitled to all accrued and unpaid Servicing Fees and unreimbursed Servicing Advances and Monthly Advances; provided, however, in the event of a termination for cause under Sections 10.01 hereof, such unreimbursed amounts shall not be reimbursed to the Servicer until such amounts are received by the Trust Fund from the related Mortgage Loans.

25.

Section 11.02 (Termination Without Cause) is hereby amended by replacing the first reference to “Purchaser” with “Lehman Brothers Bank, FSB (with the prior consent of the Trustee).”

26.

Section 12.01 (Successor to Company) is hereby amended in its entirety to read as follows:

Simultaneously with the termination of the Servicer’s responsibilities and duties under this Agreement pursuant to Sections 8.04, 10.01, 11.01(ii) or 11.02, the Master Servicer shall (i) succeed to and assume all of the Servicer’s responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor meeting the eligibility requirements of this Agreement, and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement with the termination of the Servicer’s responsibilities, duties and liabilities under this Agreement.  Any successor to the Servicer that is not at that time a Servicer of other mortgage loans for the Trust Fund shall be subject to the approval of the Master Servicer and the Trustee.  In connection with such appointment and assumption, the Master Servicer or Lehman Brothers Bank, FSB, as applicable, may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree.  In the event that the Servicer’s duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor.  The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 12.01 and shall in no event relieve the Servicer of the representations and warranties made pursuant to Sections 3.01 and the remedies available to the Trust Fund under Section 3.03 shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.

Within a reasonable period of time, but in no event longer than 45 days of the appointment of a successor entity, the Servicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor’s possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination.  The Servicer shall cooperate with the Trustee and the Master Servicer, as applicable, and such successor in effecting the termination of the Servicer’s responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor Servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Account or any Escrow Account or thereafter received with respect to the Mortgage Loans.

Any successor appointed as provided herein shall execute, acknowledge and deliver to the Trustee, the Servicer and the Master Servicer an instrument (i) accepting such appointment, wherein the successor shall make an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Servicer under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement.  Any termination or resignation of the Servicer or termination of this Agreement pursuant to Sections 8.04, 10.01, 11.01 or 11.02 shall not affect any claims that the Master Servicer or the Trustee may have against the Servicer arising out of the Servicer’s actions or failure to act prior to any such termination or resignation.

The Servicer shall deliver, within three (3) Business Days of the appointment of a successor Servicer, the funds in the Custodial Account and Escrow Account and, within a reasonable period of time, deliver all Credit Files and related documents and statements held by it hereunder to the successor Servicer and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

Upon a successor’s acceptance of appointment as such, the Servicer shall notify the Trustee and Master Servicer of such appointment in accordance with the notice procedures set forth herein.

Except as otherwise provided in this Agreement, all reasonable costs and expenses incurred in connection with any transfer of servicing hereunder (whether as a result of termination (other than a termination without cause) or removal of the Servicer or resignation of the Servicer or otherwise), including, without limitation, the reasonable and necessary costs and expenses of the Master Servicer or the Trust Fund in appointing a successor servicer, or of transferring the Servicing Files and the other necessary data to the successor servicer shall be paid by the terminated, removed or resigning Servicer from its own funds without reimbursement.

27.

Section 12.02 (Amendment) is hereby amended by replacing the words “by the Company and by written agreement signed by the Company and the Purchaser” with “by written agreement signed by the Servicer and Lehman Brothers Bank, FSB, with the written consent of the Master Servicer and the Trustee (which consent shall not be unreasonably withheld or delayed)”.

28.

Section 12.04 (Duration of Agreement) is hereby amended by deleting the last sentence thereof.

29.

Section 12.10 (Assignment by Purchaser) is hereby deleted in its entirety.

30.

Section 12.11 (Solicitation of Mortgagor) is hereby amended by replacing the words “the Purchaser” with “Lehman Brothers Bank, FSB or the Purchaser” in each instance.

31.

Intended Third Party Beneficiaries.  Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Trustee, to the extent it is acting on behalf of the Trust Fund, receive the benefit of the provisions of this Agreement as an intended third party beneficiary of this Agreement to the extent of such provisions.  The Master Servicer and the Trustee shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement.  The Servicer shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement.  Notwithstanding the foregoing, all rights and obligations of the Master Servicer and the Trustee hereunder (other than the right to indemnification) shall terminate upon termination of the Trust Agreement and of the Trust Fund pursuant to the Trust Agreement.

EXHIBIT B-1

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

March 21, 2002

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT dated March 21, 2002, among Banc of America Mortgage Capital Corporation,  (the “Assignor”), Bank of America, N.A.,  (the “Assignee”) and ABN AMRO Mortgage Group, Inc. (the “Company”):

For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

1.

With respect to the mortgage loans listed on Exhibit A hereto (the “Mortgage Loans”), the Assignor hereby grants, transfers and assigns to the Assignee all of the right, title and interest of the Assignor, as Purchaser, in, to and under that certain Flow Sale and Servicing Agreement (the “Flow Sale and Servicing Agreement”), dated as of February 1, 2002, and the related Memorandum of Sale dated March 21, 2002 (together with the Flow Sale and Servicing Agreement, the “Flow Sale Agreement”), each by and between the Assignor and the Company, and the Mortgage Loans delivered thereunder by the Company to the Assignor, and that certain Custodial Agreement (the “Custodial Agreement”), dated as of February 1, 2002, by and among the Company, the Purchaser and LaSalle Bank National Association (the “Custodian”).

2.

The Assignor warrants and represents to, and covenants with, the Assignee that:

a.

The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

b.

The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Company with respect to the Flow Sale Agreement or the Mortgage Loans;

c.

The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Flow Sale Agreement, the Custodial Agreement or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Flow Sale Agreement.  The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Flow Sale Agreement, the Custodial Agreement or the Mortgage Loans; and

d.

Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 (the “Securities Act”) or which would render the disposition of the Mortgage Loans a violation of Section 5 of the Securities Act or require registration pursuant thereto.

3.

That Assignee warrants and represent to, and covenants with, the Assignor and the Company pursuant to Section 12.10 of the Flow Sale Agreement that:

a.

The Assignee agrees to be bound, as Purchaser, by all of the terms, covenants and conditions of the Flow Sale Agreement and the Custodial Agreement, and from and after the date hereof, the Assignee assumes for the benefit of each of the Company and the Assignor all of the Assignor’s obligations as purchaser or owner thereunder;

b.

The Assignee understands that the Mortgage Loans have not been registered under the Securities Act or the securities laws of any state;

c.

The purchase price being paid by the Assignee for the Mortgage Loans is in excess of $250,000.00 and will be paid by cash remittance of the full purchase price within 60 days of the sale;

d.

The Assignee is acquiring the Mortgage Loans for investment for its own account only and not for any other person.  In this connection, neither the Assignee nor any person authorized to act therefor has offered to sell the Mortgage Loans by means of any general advertising or general solicitation within the meaning of Rule 502(c) Regulation D promulgated under the Securities Act;

e.

The Assignee considers itself a substantial sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Mortgage Loans;

f.

The Assignee has been furnished with all information regarding the Mortgage Loans that it has requested from the Assignor or the Company;

g.

Neither the Assignee nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accepted a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner which would constitute a distribution of the Mortgage Loans under the Securities Act or which would render the disposition of the Mortgage Loans a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Mortgage Loans; and

h.

Either (1) the Assignee is not an employee benefit plan (“Plan”) within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or a plan (“Plan”) within the meaning of section 4975(e)(1) of the Internal Revenue Code of 1986 (“Code”), and the Assignee is not directly or indirectly purchasing the Mortgage Loans on behalf of, investment manager of, as named fiduciary of, as trustee of, or with assets of, a Plan; or (2) the Assignee’s purchase of the Mortgage Loans will not result in a prohibited transaction under section 406 of ERISA or section 4975 of the Code.

i.

The Assignee’s address for purposes of all notices and correspondence related to the Mortgage Loans and the Flow Sale Agreement is:

Bank of America, N.A.

c/o Bank of America Mortgage

Master Servicing Department

101 E. Main Street, Suite 400

Louisville, Kentucky  40202

Attention: Kara Haeussner

Telephone:  (502) 566-5478

Fax:  (502) 566-7151

Email:  kara.haeussner@bankofamerica.com

The Assignee’s wire transfer instructions for purposes of all remittances and payments related to the Mortgage Loans and the Flow Sale Agreement is:

For the account of Bank of America, N.A.

ABA#:

 053000196

A/C#:  000682260734

A/C Name:

Bank of America ITF Clearing for SBO

Investors and Various Mortgagors

Taxpayer ID#:  94-1687665

4.

Accuracy of the Flow Sale Agreement.

The Company and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit B is a true, accurate and complete copy of the Flow Sale Agreement, the Custodial Agreement and all amendments and modifications, if any, thereto, (ii) neither the Flow Sale Agreement nor the Custodial Agreement has been amended or modified in any respect, except as set forth in this Agreement, and (iii) no notice of termination has been given to the Company under the Flow Sale Agreement.  The Company represents and warrants that through the date hereof the Company has serviced the Mortgage Loans in accordance with the terms of the Flow Sale Agreement.

5.

Recognition of Assignee.

From and after the date hereof, the Company shall note the transfer of the Mortgage Loans to the Assignee in its books and records, the Company shall recognize the Assignee as the owner of the Mortgage Loans and the Company shall service the Mortgage Loans for the benefit of the Assignee pursuant to the Flow Sale Agreement, the terms of which are incorporated herein by reference. It is the intention of the Assignor, the Company and the Assignee that the Flow Sale Agreement shall be binding upon and inure to the benefit of the Company and the Assignee and their respective successors and assigns.

[Signatures Follow]

IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement be executed by their duly authorized officers as of the date first above written.

BANC OF AMERICA MORTGAGE

BANK OF AMERICA, N.A.

CAPITAL CORPORATION

Assignee

Assignor

By:

By:

Name:

Name:

Its:

Its:

ABN AMRO MORTGAGE GROUP, INC.

Company

By:

Name

Its:

EXHIBIT A

MORTGAGE LOAN SCHEDULE

EXHIBIT B

EXECUTION COPIES OF THE FLOW SALE AND SERVICING AGREEMENT,

MEMORANDUM OF SALE AND THE CUSTODIAL AGREEMENT

EXHIBIT B-2

EXECUTION

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

December 9, 2002

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (the “AAR Agreement”) dated as of December 9, 2002, among Bank of America, N.A.  (the “Assignor”), Lehman Brothers Bank, FSB (the “Assignee”) and ABN AMRO Mortgage Group, Inc. (the “Company”):

For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

Sale and Assignment.

1.

With respect to the mortgage loans listed on Exhibit A hereto (the “Assigned Loans”), purchased by the Assignor from Banc of America Mortgage Capital Corporation (“BAMCC”) pursuant to that certain Assignment, Assumption and Recognition Agreement dated as of March 21, 2002 (the “Original Closing Date”), by and among BAMCC, the Assignor and the Company, the Assignor hereby grants, transfers and sells all the right, title and interest of the Assignor in the Assigned Loans and assigns to the Assignee all of the right, title and interest of the Assignor, as Purchaser, in, to and under that certain Flow Sale and Servicing Agreement (the “Sale and Servicing Agreement”), dated as of February 1, 2002, and the related Memorandum of Sale dated as of March 21, 2002 (together with the Sale and Servicing Agreement, the “Sale Agreement”), each by and between the Assignor and the Company, as each relates to the Assigned Loans and only the Assigned Loans.  The Assignor specifically reserves and does not assign to the Assignee any right, title and interest in, to or under any mortgage loans subject to the Sale Agreement other than the Assigned Loans.  Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Sale and Servicing Agreement.

2.

Simultaneously with the execution of this AAR Agreement, on December 9, 2002, the Assignee shall pay to the Assignor the purchase price as calculated pursuant to the commitment letter (the “Commitment Letter”) dated as of October 23, 2002, by and between the Assignee and the Assignor.  The Assignee shall pay the purchase price payable under the Commitment Letter by wire transfer of immediately available funds to the account specified by the Assignor. The Assignee shall be entitled to all scheduled payments due on the Assigned Loans after December 1, 2002 (the “Assigned Loans Cut-off Date”) and all unscheduled payments or other proceeds or other recoveries on the Assigned Loans received on and after the Assigned Loans Cut-off Date except as otherwise specified in the Commitment Letter.

Representations, Warranties and Covenants of the Assignor.

3.

The Assignor warrants and represents to, and covenants with, the Assignee that:

(a)

The Assignor has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein.  The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of the Assignor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignor’s articles of association or by-laws or any legal restriction, or any material agreement or instrument to which the Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignor or its property is subject.  The execution, delivery and performance by the Assignor of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of the Assignor.  This AAR Agreement has been duly executed and delivered by the Assignor and, upon the due authorization, execution and delivery by the Assignee, will constitute the valid and legally binding obligation of the Assignor enforceable against the Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law.  The execution, delivery and performance by the Assignor of this AAR Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.  There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this AAR Agreement or (ii) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and, if determined adversely to the Assignor, will materially and adversely affect its ability to perform its obligations under this AAR Agreement;

(b)

The Assignor is the lawful owner of the Assigned Loans with the full right to transfer the Assigned Loans and all of its interests, rights and obligations under the Sale Agreement free from any and all claims and encumbrances whatsoever.  Except for the sale to the Assignee, the Assignor has not assigned or pledged any Mortgage Note related to any Assigned Loan or the related Mortgage or any interest or participation therein;

(c)

The Assignor has not satisfied, canceled, or subordinated in whole or in part, or rescinded the Mortgage related to any Assigned Loan, and the Assignor has not released the Mortgaged Property from the lien of the Mortgage related to any Assigned Loan, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission;

(d)

The Assignor has not taken any action that would serve to impair or encumber the Assignor’s ownership interest in the Assigned Loans since the Original Closing Date;

(e)

The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Company with respect to the Sale Agreement or the Assigned Loans;

(f)

The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Sale Agreement or the Assigned Loans, including without limitation the transfer of the servicing obligations under the Sale Agreement.  The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Sale Agreement or the Assigned Loans;

(g)

Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Assigned Loans, any interest in the Assigned Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Assigned Loans, any interest in the Assigned Loans or any other similar security from, or otherwise approached or negotiated with respect to the Assigned Loans, any interest in the Assigned Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Assigned Loans under the Securities Act of 1933, as amended (the “Securities Act”) or which would render the disposition of the Assigned Loans a violation of Section 5 of the Securities Act or require registration pursuant thereto; and

(h)

The representations and warranties contained in Section 3.02 of the Sale and Servicing Agreement, to the extent they relate to matters arising on or after the Original Closing Date, are true and correct as of the date of this AAR Agreement.  For purposes of making the representations and warranties contemplated in the foregoing sentence, each reference in Section 3.02 of the Sale and Servicing Agreement (i) to the “Cut-off Date” shall be deemed to be a reference to the Assigned Loans Cut-off Date, (ii) to the “Mortgage Loan Schedule” shall be deemed to be a reference to Exhibit A hereto and (iii) to the “Closing Date” shall be deemed to be a reference to the date of this AAR Agreement.

It is understood and agreed that the representations and warranties set forth in this Section 3 shall survive delivery of the respective Mortgage Files to the Assignee or its designee and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by the Assignor or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this AAR Agreement.  It is understood and agreed that the Assignor shall be deemed not to have made the representations and warranties in this Section 3 with respect to, and to the extent of, representations and warranties made, as to the matters covered in this Section 3, by the Company in the Sale Agreement.  It is further understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained herein, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

Repurchase of Assigned Loans.

4.

The Assignor and the Assignee understand and agree that:

(a)

Upon discovery or notice of any breach by the Assignor of any representation, warranty, or covenant under this AAR Agreement that materially and adversely affects the value of any Assigned Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Assigned Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within ninety (90) days from the date on which it is notified of the breach, the Assignor shall, at the Assignee’s option, repurchase the Mortgage Loan or substitute a Qualified Substitute Mortgage Loan in the same manner set forth in Section 3.03 of the Sale and Servicing Agreement.

(b)

In the event the Company has breached a representation or warranty under the Sale and Servicing Agreement that is substantially identical to a representation or warranty by the Assignor hereunder, the Assignee shall first proceed against the Company.  If the Company does not within ninety (90) days after notification of the breach, take steps to cure such breach (which may include certifying to progress made and requesting an extension of the time to cure such breach, as permitted under the Sale and Servicing Agreement) or purchase the Assigned Loan or substitute a Qualified Substitute Mortgage Loan in the same manner as set forth in Section 3.03 of the Sale and Servicing Agreement, the Assignee shall be entitled to enforce the obligations of the Assignor hereunder to cure such breach or to purchase the Assigned Loan from the Assignee (or substitute a Qualified Substitute Mortgage Loan), except to the extent such breach arose prior to the Original Closing Date.  In such event, the Assignor shall succeed to the rights of the Assignee to enforce the obligations of the Company to cure such breach or repurchase such Assigned Loan (or substitute a Qualified Substitute Mortgage Loan), under the terms of the Sale and Servicing Agreement with respect to such Assigned Loan.

(c)

Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of the Sale Agreement, to oversee compliance thereof, or to take notice of any breach or default thereof.

Representations, Warranties and Covenants of the Assignee.

5.

The Assignee warrants and represents to, and covenants with, the Assignor and the Company pursuant to Section 12.10 of the Sale and Servicing Agreement that:

(a)

The Assignee agrees to be bound, as Purchaser, by all of the terms, covenants and conditions of the Sale Agreement solely with respect to the Assigned Loans, and from and after the date hereof, the Assignee assumes for the benefit of each of the Company and the Assignor all of the Assignor’s obligations as purchaser thereunder solely with respect to the Assigned Loans;

(b)

The Assignee understands that the Assigned Loans have not been registered under the Securities Act or the securities laws of any state;

(c)

The purchase price being paid by the Assignee for the Assigned Loans is in excess of $250,000.00 and will be paid by cash remittance of the full purchase price within sixty (60) days of the sale;

(d)

The Assignee is acquiring the Assigned Loans for investment for its own account only and not for any other person.  In this connection, neither the Assignee nor any person authorized to act therefor has offered to sell the Assigned Loans by means of any general advertising or general solicitation within the meaning of Rule 502(c) Regulation D promulgated under the Securities Act;

(e)

The Assignee considers itself a substantial sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Assigned Loans;

(f)

The Assignee has been furnished with all information regarding the Assigned Loans that it has requested from the Assignor or the Company;

(g)

Neither the Assignee nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Assigned Loans, any interest in the Assigned Loans or any other similar security to, or solicited any offer to buy or accepted a transfer, pledge or other disposition of the Assigned Loans, any interest in the Assigned Loans or any other similar security from, or otherwise approached or negotiated with respect to the Assigned Loans, any interest in the Assigned Loans or any other similar security with, any person in any manner which would constitute a distribution of the Assigned Loans under the Securities Act or which would render the disposition of the Assigned Loans a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Assigned Loans;

(h)

Either (i) the Assignee is not an employee benefit plan (“Plan”) within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or a plan (“Plan”) within the meaning of section 4975(e)(1) of the Internal Revenue Code of 1986 (“Code”), and the Assignee is not directly or indirectly purchasing the Assigned Loans on behalf of, investment manager of, as named fiduciary of, as trustee of, or with assets of, a Plan; or (ii) the Assignee’s purchase of the Assigned Loans will not result in a prohibited transaction under section 406 of ERISA or section 4975 of the Code; and

(i)

The Assignee’s address for purposes of all notices and correspondence related to the Assigned Loans and the Sale Agreement is:

Lehman Brothers Bank, FSB

745 7th Avenue

8th Floor

New York, New York  10019

Attention:  Jordan M. Epstein

Telephone:  (212) 526-9887

Fax:  (646) 758-4393

Email:  jmepstei@lehman.com

With a copy to:

Aurora Loan Services Inc.

2530 South Parker Road

Suite 601

Aurora, Colorado 80014

Attention:  Jerald Dreyer

The Assignee’s wire transfer instructions for purposes of all remittances and payments related to the Assigned Loans and the Sale Agreement is:

Chase Manhattan Bank

Account # 066-611059

ABA #:  021-000-021

City: New York, New York

Reference:  Attention:  Linda Sherman

Representations and Warranties of the Company.

6.

The Company warrants and represents to, and covenants with, the Assignee that:

(a)

The representations and warranties contained in Section 3.01 of the Sale and Servicing Agreement are deemed to be made as of the date of this AAR Agreement, and all such representations and warranties are true and correct as of the date of this AAR Agreement;

(b)

The Company has serviced the Assigned Loans and administered its obligations in accordance with the terms of the Sale and Servicing Agreement, and provided accurate statements pursuant to Section 5.02 thereof; and

(c)

The Company has taken no action or omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Assigned Loans.

Accuracy of the Sale Agreement.

7.

The Company and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit B is a true, accurate and complete copy of the Sale Agreement and all amendments and modifications, if any, thereto, (ii) the Sale Agreement is in full force and effect on the date hereof, (iii) the Sale Agreement has not been amended or modified in any respect, except as set forth in this AAR Agreement, and (iv) no notice of termination has been given to the Company under the Sale Agreement.

Modification of Sale and Servicing Agreement.  Solely with respect to the Assigned Loans, the Company and the Assignee hereby agree to amend the Sale and Servicing Agreement as follows:

8.

The parties hereto acknowledge and agree that the following Sections are hereby added to and made a part of Article IV of the Sale and Servicing Agreement (as Sections 4.22 and 4.23 thereof):

“Section 4.22.

Compliance with Safeguarding Customer Information Requirements.

The Company has implemented and will maintain security measures designed to meet the objectives of the Interagency Guidelines Establishing Standards for Safeguarding Customer Information published in final form on February 1, 2001, 66 Fed. Reg. 8616, and the rules promulgated thereunder, as amended from time to time.

Section 4.23.

Credit Reporting.

From and after the date on which the Purchaser notifies the Company that the Purchaser will require ongoing credit reporting, for each Mortgage Loan, the Company shall furnish fully, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information on the Mortgagor credit files’s payment status to Equifax, Experian and Trans Union Credit Information Company on a monthly basis.”

Recognition of Assignee.

9.

From and after the date of this AAR Agreement, the Company shall note the transfer of the Assigned Loans to the Assignee in its books and records, the Company shall recognize the Assignee as the owner of the Assigned Loans and the Company shall service the Assigned Loans for the benefit of the Assignee pursuant to the Sale Agreement, the terms of which are incorporated herein by reference. It is the intention of the Assignor, the Company and the Assignee that the Sale Agreement shall be binding upon and inure to the benefit of the Company and the Assignee and their respective successors and assigns.

Governing Law.

10.

This AAR Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

[Signatures on the Following Page]

IN WITNESS WHEREOF, the parties have caused this AAR Agreement be executed by their duly authorized officers as of the date first above written.

BANK OF AMERICA, N.A.

LEHMAN BROTHERS BANK, FSB

Assignor

Assignee

By:

By:

Name:

Name:

Its:

Its:

ABN AMRO MORTGAGE GROUP, INC.

Company

By:

Name

Its:

EXHIBIT A

ASSIGNED LOAN SCHEDULE

EXHIBIT B

EXECUTION COPIES OF THE SALE AND SERVICING AGREEMENT

AND MEMORANDUM OF SALE

EXHIBIT C

Seller’s Warranties and Servicing Agreement

EXECUTION COPY

BANC OF AMERICA MORTGAGE CAPITAL CORPORATION

Purchaser

and

ABN AMRO MORTGAGE GROUP, INC.

Company

FLOW SALE AND SERVICING AGREEMENT

Dated as February 1, 2002

Fixed Rate Mortgage Loans

TABLE OF CONTENTS

ARTICLE I

DEFINITIONS

1

ARTICLE II

AGREEMENT TO PURCHASE; PURCHASE PRICE;

CONVEYANCE OF MORTGAGE LOANS;

POSSESSION OF MORTGAGE FILES; BOOKS AND

RECORDS; CUSTODIAL AGREEMENT; DELIVERY

OF DOCUMENTS

11

Section 2.01

Agreement to Purchase; Purchase Price.

11

Section 2.02

Books and Records; Transfers of Mortgage Loans.

12

Section 2.03

Custodial Agreement; Delivery of Documents; Closing Conditions.

13

ARTICLE III

REPRESENTATIONS AND WARRANTIES REMEDIES

AND BREACH

15

Section 3.01

Company Representations and Warranties.

15

Section 3.02

Representations and Warranties Regarding Individual Mortgage

Loans.

18

Section 3.03

Repurchase.

29

ARTICLE IV

ADMINISTRATION AND SERVICING OF MORTGAGE

LOANS

32

Section 4.01

Company to Act as Servicer.

32

Section 4.02

Liquidation of Mortgage Loans.

33

Section 4.03

Collection of Mortgage Loan Payments.

34

Section 4.04

Establishment of and Deposits to Custodial Account.

34

Section 4.05

Permitted Withdrawals From Custodial Account.

36

Section 4.06

Establishment of and Deposits to Escrow Account.

37

Section 4.07

Permitted Withdrawals From Escrow Account.

38

Section 4.08

Payment of Taxes, Insurance and Other Charges.

39

Section 4.09

Transfer of Accounts.

39

Section 4.10

Maintenance of Hazard Insurance.

39

Section 4.11

Maintenance of Mortgage Impairment Insurance.

41

Section 4.12

Maintenance of Fidelity Bond and Errors and Omissions Insurance.

41

Section 4.13

Inspections.

42

Section 4.14

Restoration of Mortgaged Property.

42

Section 4.15

Maintenance of PMI Policy; Claims.

42

Section 4.16

Title, Management and Disposition of REO Property.

43

Section 4.17

Real Estate Owned Reports.

44

Section 4.18

Liquidation Reports.

45

Section 4.19

Reports of Foreclosures and Abandonments of Mortgaged Property.

45

Section 4.20

Application of Buydown Funds.

45

Section 4.21

Modifications, Waivers, Amendments and Consents.

46

ARTICLE V

PAYMENTS TO PURCHASER

47

Section 5.01

Remittances.

47

Section 5.02

Statements to Purchaser.

47

Section 5.03

Monthly Advances by Company.

48

ARTICLE VI

GENERAL SERVICING PROCEDURES

48

Section 6.01

Due-on-Sale Provision and Assumptions.

48

Section 6.02

Satisfaction of Mortgages and Release of Mortgage Files.

49

Section 6.03

Servicing Compensation.

49

Section 6.04

Annual Statement as to Compliance.

50

Section 6.05

Annual Independent Public Accountants’ Servicing Report.

50

Section 6.06

Right to Examine Company Records.

50

Section 6.07

Compliance with REMIC Provisions.

51

ARTICLE VII

COMPANY TO COOPERATE

51

Section 7.01

Provision of Information.

51

Section 7.02

Financial Statements; Servicing Facility.

51

ARTICLE VIII

THE COMPANY

52

Section 8.01

Indemnification; Third Party Claims.

52

Section 8.02

Merger or Consolidation of the Company.

53

Section 8.03

Limitation on Liability of Company and Others.

53

Section 8.04

Limitation on Resignation and Assignment by Company.

53

ARTICLE IX

PASS-THROUGH TRANSFERS AND SECURITIZATIONS

54

Section 9.01

Removal of Mortgage Loans from Inclusion Under this

Agreement Upon the Pass-Through.

54

ARTICLE X

DEFAULT

56

Section 10.01

Events of Default.

56

Section 10.02

Waiver of Defaults.

57

ARTICLE XI

TERMINATION

57

Section 11.01

Termination.

57

Section 11.02

Termination Without Cause.

57

ARTICLE XII

MISCELLANEOUS PROVISIONS

58

Section 12.01

Successor to Company.

58

Section 12.02

Amendment.

59

Section 12.03

Governing Law.

59

Section 12.04

Duration of Agreement.

59

Section 12.05

Notices.

59

Section 12.06

Severability of Provisions.

60

Section 12.07

Relationship of Parties.

60

Section 12.08

Execution; Successors and Assigns.

61

Section 12.09

Recordation of Assignments of Mortgage.

61

Section 12.10

Assignment by Purchaser.

61

Section 12.11

Solicitation of Mortgagor.

61

EXHIBITS

Exhibit A

Form of Mortgage Loan Schedule

Exhibit B

Contents of Each Mortgage File

Exhibit C

Custodial Agreement

Exhibit D

Form of Assignment, Assumption and Recognition Agreement

Exhibit E

List of Remittance Reports

Exhibit F

Form of Opinion of Counsel

Exhibit G

Purchase Price and Terms Letter

Exhibit H

Form of Memorandum of Sale

FLOW SALE AND SERVICING AGREEMENT

This is a Flow Sale and Servicing Agreement for residential first mortgage loans, dated and effective as of February 1, 2002, and is executed between Banc of America Mortgage Capital Corporation, as purchaser (the “Purchaser”), and ABN AMRO Mortgage Group, Inc., as seller and servicer (the “Company”).

W I T N E S S E T H

WHEREAS, the Purchaser has agreed to purchase from time to time from the Company and the Company has agreed to sell from time to time to the Purchaser first lien fixed rate mortgage loans;

WHEREAS, the Mortgage Loans will be sold by the Company and purchased by the Purchaser as pools or groups of whole loans, servicing retained (each, a “Mortgage Loan Package”) on the various Closing Dates as provided herein; and

WHEREAS, each of the Mortgage Loans will be secured by a mortgage, deed of trust or other security instrument creating a first lien on a residential dwelling located in the jurisdiction indicated on the related Mortgage Loan Schedule for the related Mortgage Loan Package, which will be annexed to a Memorandum of Sale (as defined herein) on the related Closing Date; and

WHEREAS, the Purchaser and the Company wish to prescribe the manner of purchase of the Mortgage Loans and the conveyance, servicing and control of the Mortgage Loans.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Purchaser and the Company agree as follows:

ARTICLE I

DEFINITIONS

Whenever used herein, the following words and phrases, unless the content otherwise requires, shall have the following meanings:

Accepted Servicing Practices:  With respect to any Mortgage Loan, procedures (including collection procedures) that the Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account and that are in accordance with Fannie Mae or Freddie Mac servicing guidelines.

Agreement:  This Flow Sale and Servicing Agreement and all amendments hereof and supplements hereto.

ALTA:  The American Land Title Association or any successor thereto.

Appraisal:  A written appraisal of a Mortgage Property made by a Qualified Appraiser, which appraisal must be written, in form and substance, to Fannie Mae or Freddie Mac standards.

Appraised Value:  With respect to any Mortgage Loan, the lesser of (i) the value set forth on the Appraisal made in connection with the origination of the related Mortgage Loan as the value of the related Mortgaged Property, or (ii) the purchase price paid for the Mortgaged Property, provided, however, that in the case of a refinanced Mortgage Loan, such value shall be based solely on the Appraisal made in connection with the origination of such Mortgage Loan.

Assignment, Assumption and Recognition Agreement:  The agreement substantially in the form of Exhibit D attached hereto.

Assignment of Mortgage:  An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Purchaser.

Business Day:  Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions in the States of Illinois, Michigan or New York are authorized or obligated by law or executive order to be closed.

Buydown Agreement:  An agreement between the Company and a Mortgagor, or an agreement among the Company, a Mortgagor and a seller of a Mortgaged Property or a third party with respect to a Mortgage Loan which provides for the application of Buydown Funds.

Buydown Funds:  In respect of any Buydown Mortgage Loan, any amount contributed by the seller of a Mortgaged Property subject to a Buydown Mortgage Loan, the buyer of such property, the Company or any other source, plus interest earned thereon, in order to enable the Mortgagor to reduce the payments required to be made from the mortgagor’s funds in the early years of a Mortgage Loan.

Buydown Mortgage Loan:  Any Mortgage Loan in respect of which, pursuant to a Buydown Agreement, (i) the Mortgagor pays less than the full monthly payments specified in the Mortgage Note for a specified period, and (ii) the difference between the payments required under such Buydown Agreement and the Mortgage Note is provided from Buydown Funds.

Buydown Period:  The period of time when a Buydown Agreement is in effect with respect to a related Buydown Mortgage Loan.

Closing Date: The date or dates, set forth in the related Purchase Price and Terms Letter,  on which the Purchaser will purchase and the Company will sell the Mortgage Loans identified therein.

Code:  The Internal Revenue Code of 1986, as it may be amended from time to time or any successor statute thereto, and applicable U.S. Department of the Treasury regulations issued pursuant thereto.

Company:  ABN AMRO Mortgage Group, Inc., or its successor in interest or assigns, or any successor to the Company under this Agreement appointed as herein provided.

Condemnation Proceeds:  All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary,  partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

Co-op Shares:  Shares issued by private non-profit housing corporations.

Custodial Account:  The separate account or accounts created and maintained pursuant to Section 4.04.

Custodial Agreement:  The agreement governing the retention of the originals of each Mortgage Note, Mortgage, Assignment of Mortgage and other Mortgage Loan Documents, a form of which is annexed hereto as Exhibit C.

Custodian:  The custodian under the Custodial Agreement, or its successor in interest or assigns, or any successor to the Custodian under the Custodial Agreement as provided therein.

Cut-off Date:  With respect to each Mortgage Loan, the first day of the month of the related Closing Date as set forth in the related Purchase Price and Terms Letter.

Deleted Mortgage Loan:  A Mortgage Loan which is repurchased by the Company in accordance with the terms of this Agreement and which is, in the case of a substitution pursuant to Section 3.03, replaced or to be replaced with a Qualified Substitute Mortgage Loan.

Determination Date:  The fifteenth calendar day of each month (or if such fifteenth day is not a Business Day, the first Business Day immediately following).

Due Date:  The first day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

Due Period:  With respect to each Remittance Date, the period commencing on the second day of the month preceding the month of the Remittance Date and ending on the first day of the month of the Remittance Date.

Errors and Omissions Insurance Policy:  An errors and omissions insurance policy to be maintained by the Company pursuant to Section 4.12.

Escrow Account:  The separate account or accounts created and maintained pursuant to Section 4.06.

Escrow Payments:  With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other related document.

Event of Default:  Any one of the conditions or circumstances enumerated in Section 10.01.

Fannie Mae:  The entity formerly known as Federal National Mortgage Association (FNMA), or any successor thereto.

FDIC:  The Federal Deposit Insurance Corporation, or any successor thereto.

Fidelity Bond:  A fidelity bond to be maintained by the Company pursuant to Section 4.12.

First Remittance Date:  March 18, 2002.

Freddie Mac:  The entity formerly known as the Federal Home Loan Mortgage Corporation (FHLMC), or any successor thereto.

GAAP:  General accepted accounting procedures, consistently applied.

Insurance Proceeds:  With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

Liquidation Proceeds:  Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee’s sale, foreclosure sale or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

Loan-to-Value Ratio or LTV:  With respect to any Mortgage Loan, the ratio of the original loan amount of the Mortgage Loan at its origination (unless otherwise indicated) to the Appraised Value of the Mortgaged Property.

MERS:  Mortgage Electronic Registration Systems, Inc.

Memorandum of Sale:  With respect to each Mortgage Loan and the Mortgage Loan Package, the memorandum of sale, substantially in the form of Exhibit H attached hereto, confirming the sale by Company and the purchase by Purchaser of the Mortgage Loan Package on the related Closing Date.

Monthly Advance:  The portion of each Monthly Payment that is delinquent with respect to each Mortgage Loan required to be advanced by the Company pursuant to Section 5.03 on the Business Day immediately preceding the Remittance Date of the related month.

Monthly Payment:  The scheduled monthly payment of principal and interest on a Mortgage Loan.

Mortgage:  The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note.

Mortgage File:  The items pertaining to a particular Mortgage Loan referred to in Exhibit B annexed hereto, and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

Mortgage Impairment Insurance Policy:  A mortgage impairment or blanket hazard insurance policy as described in Section 4.11.

Mortgage Interest Rate:  The annual rate of interest borne on a Mortgage Note in accordance with the provisions of the Mortgage Note.

Mortgage Loan:  An individual Mortgage Loan which is the subject of this Agreement, each Mortgage Loan originally sold and subject to this Agreement being identified on the Mortgage Loan Schedule annexed to the related Memorandum of Sale, which Mortgage Loan includes without limitation the Mortgage File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

Mortgage Loan Documents:  The documents referred to in Exhibit B as items 1 through 11.

Mortgage Loan Package:   The pool or group of whole loans purchased on a Closing Date, as described in the Mortgage Loan Schedule annexed to the related Memorandum of Sale.

Mortgage Loan Remittance Rate:  With respect to each Mortgage Loan, the annual rate of interest remitted to the Purchaser, which shall be equal to the related Mortgage Interest Rate minus the Servicing Fee Rate.

Mortgage Loan Schedule:  With respect to each Mortgage Loan Package, the schedule of Mortgage Loans substantially in the form attached as Exhibit A hereto and annexed to the related Memorandum of Sale (and delivered in electronic format to the Purchaser), such schedule setting forth the following information with respect to each Mortgage Loan in the related Mortgage Loan Package:

(1)

the Company’s Mortgage Loan number;

(2)

the full street address, city, state and zip code of the Mortgaged Property;

(3)

a code indicating whether the Mortgaged Property is a single family residence, two-family residence, three-family residence, four-family residence, PUD or Condominium or secured by Co-op Shares;

(4)

Mortgage Interest Rate;

(5)

Mortgage Loan Remittance Rate;

(6)

Monthly Payment;

(7)

the original term to maturity;

(8)

the scheduled maturity date;

(9)

the principal balance of the Mortgage Loan as of the Cut-off Date after deduction of payments of principal due on or before the Cut-off Date whether or not collected;

(10)

the Loan-to-Value Ratio;

(11)

a code indicating the name of the issuer of the PMI Policy, if any;

(12)

the Appraised Value;

(13)

a code indicating whether the Mortgage Loan is a Buydown Mortgage Loan;

(14)

the date on which the first Monthly Payment was due;

(15)

the last payment date on which a payment was applied;

(16)

the documentation level (full, alternative, limited);

(17)

loan purpose; and

(18)

a code indicating whether the Mortgaged Property is owner-occupied or investor property.

With respect to the Mortgage Loans in the aggregate in the related Mortgage Loan Package, the respective Mortgage Loan Schedule shall set forth the following information, as of the Cut-Off Date:

(i)

the number of Mortgage Loans;

(ii)

the current aggregate outstanding principal balance of the Mortgage Loans;

(iii)

the weighted average Mortgage Interest Rate of the Mortgage Loans; and

(iv)

the weighted average months to maturity of the Mortgage Loans.

Mortgage Note:  The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

Mortgaged Property:  The real property securing repayment of the debt evidenced by a Mortgage Note.

Mortgagor:  The obligor on a Mortgage Note.

Officer’s Certificate:  A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Senior Vice President, a First Vice President, a Vice President or an Assistant Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Company, and delivered to the Purchaser as required by this Agreement.

Opinion of Counsel:  A written opinion of counsel, who may be an employee of the Company, reasonably acceptable to the Purchaser.

Originator:  With respect to any Mortgage Loan, the entity that (i)  took the Mortgagor’s loan application (ii) processed the Mortgagor’s loan application, or (iii) closed and/or funded the Mortgagor’s Mortgage Loan.

OTS:  Office of Thrift Supervision.

Pass-Through Transfer:  The sale or transfer of some or all of the Mortgage Loans by the Purchaser to a trust to be formed as part of a publicly issued or privately placed mortgage-backed securities transaction.

Person:  Any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

PMI Policy:  A policy of primary mortgage guaranty insurance issued by a Qualified Insurer, as required by this Agreement with respect to certain Mortgage Loans.

Prepayment Interest Shortfall:  As to any Remittance Date and each Mortgage Loan subject to a Principal Prepayment received during the calendar month preceding such Remittance Date, the amount, if any, by which one month’s interest at the related Mortgage Loan Remittance Rate on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

Prime Rate:  The prime rate announced to be in effect from time to time, as published as the average rate in The Wall Street Journal.

Principal Prepayment:  Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

Principal Prepayment Period:  The month preceding the month in which the related Remittance Date occurs.

Purchase Price:  The price paid on the Closing Date by the Purchaser to the Company for the Mortgage Loans, as calculated as set forth in the Purchase Price and Terms Letter.

Purchase Price and Terms Letter:  The letter agreement between the Company and the Purchaser, dated January 15, 2002, or any subsequent dates prior to the related Closing Date relating to the sale of one or more Mortgage Loan Packages.

Purchaser:  Banc of America Mortgage Capital Corporation, or its successor in interest or any successor or assignee to the Purchaser under this Agreement as herein provided.

Qualified Appraiser:  An appraiser, duly appointed by the Company, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and such appraiser and the appraisal made by such appraiser both satisfy the requirements of Title XI of Financial Institution Reform, Recovery, and Enforcement Act and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

Qualified Depository:  Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have short-term ratings of A-1, P-1 or F-1, as applicable by each Rating Agency at the time any amounts are held on deposit therein, or (ii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity.  Any of the foregoing accounts may be maintained with a depository institution or trust company affiliated with the Company to the extent satisfying the foregoing requirements.

Qualified Insurer:  A mortgage guaranty insurance company duly authorized and licensed where required by law to transact mortgage guaranty insurance business and approved as an insurer by Fannie Mae and Freddie Mac.

Qualified Substitute Mortgage Loan:  A mortgage loan eligible to be substituted by the Company for a Deleted Mortgage Loan which must, on the date of such substitution be approved by the Purchaser and (i) have an outstanding principal balance, after deduction or all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan; (ii) have a Mortgage Loan Remittance Rate not less than, and not more than 2% greater than, the Mortgage Loan Remittance Rate of the Deleted Mortgage Loan; (iii) have a remaining term to maturity not greater than and not more than one year less than that of the Deleted Mortgage Loan; (iv) comply with each representation and warranty set forth in Sections 3.01 and 3.02; and (v) be of the same type as the Deleted Mortgage Loan.

Rating Agency: Each of Fitch, Inc., Moody’s Investors Service, Inc., and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

Reconstitution Date:  The date on which any or all of the Mortgage Loans serviced under this Agreement shall be removed from this Agreement and reconstituted as part of a Pass-Through Transfer or Whole Loan Transfer pursuant to Section 9.01 hereof.  The Reconstitution Date shall be such date which the Purchaser and the subsequent purchaser or transferee of the related Mortgage Loans shall designate.  On such date, the Mortgage Loans transferred shall cease to be covered by this Agreement and the Company’s servicing responsibilities shall cease under this Agreement with respect to the related transferred Mortgage Loans.

Record Date:  The close of business of the last Business Day of the month preceding the month of the related Remittance Date.

REMIC:  A “real estate mortgage investment conduit” within the meaning of Section 860D of the Code.

REMIC Provisions:  Provisions of the federal income tax law relating to a REMIC, which appear at Section 860A through 860G of Subchapter M of Chapter 1, Subtitle A of the Code, and related provisions, and regulations, rulings or pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

Remittance Date:  The 18th day (or if such 18th day is not a Business Day, the first Business Day immediately following such 18th day) of any month, beginning with the First Remittance Date.

REO Disposition:  The final sale by the Company of any REO Property.

REO Disposition Proceeds:  All amounts received with respect to an REO Disposition pursuant to Section 4.16.

REO Property:  A Mortgaged Property acquired by the Company on behalf of the Purchaser through foreclosure or by deed in lieu of foreclosure, as described in Section 4.16.

Repurchase Price:  Unless agreed otherwise by the Purchaser and the Company, a price equal to (i) the Stated Principal Balance of the Mortgage Loan plus (ii) interest on such Stated Principal Balance at the Mortgage Loan Remittance Rate from the date on which interest has last been paid and distributed to the Purchaser through the last day of the month in which such repurchase takes place, less amounts received or advanced in respect of such repurchased Mortgage Loan which are being held in the Custodial Account for distribution in the month of repurchase.

Servicing Advances:  All customary, reasonable and necessary “out of pocket” costs and expenses (including reasonable attorney’s fees and disbursements) other than Monthly Advances incurred in the performance by the Company of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or judicial proceedings, including foreclosures, (c) the management and liquidation of any REO Property and (d) compliance with the obligations under Section 4.08.

Servicing Fee:  With respect to each Mortgage Loan, the amount of the annual fee the Purchaser shall pay to the Company, which shall, for a period of one full month, be equal to one-twelfth of the product of (a) the applicable Servicing Fee Rate and (b) the outstanding principal balance of such Mortgage Loan.  Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed.  The obligation of the Purchaser to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds, to the extent permitted by Section 4.05) of such Monthly Payment collected by the Company, or as otherwise provided under Section 4.05.

Servicing Fee Rate:  With respect to each Mortgage Loan, 0.25% per annum or, if different, as set forth in the Purchase Price and Terms Letter or on the Mortgage Loan Schedule.

Servicing File:  With respect to each Mortgage Loan, the file retained by the Company consisting of originals or copies, which may be imaged copies, of all documents in the Mortgage File which are not delivered to the Custodian and copies of the Mortgage Loan Documents listed in the Custodial Agreement the originals of which are delivered to the Custodian pursuant to Section 2.03.

Servicing Officer:  Any officer of the Company involved in or responsible for the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Company to the Purchaser upon request, as such list may from time to time be amended.

Stated Principal Balance:  As to each Mortgage Loan, (i) the principal balance of the Mortgage Loan at the related Cut-off Date after giving effect to payments of principal due on or before such date, whether or not received, minus (ii) all amounts previously distributed to the Purchaser with respect to the related Mortgage Loan representing payments or recoveries of principal or advances in lieu thereof.

Subservicer:  Any Person with which the Company has entered into a Subservicing Agreement, provided that such Person is a Fannie Mae or Freddie Mac approved seller/servicer in good standing and no event has occurred, including but not limited to a change in insurance coverage, that would make it unable to comply with the eligibility for seller/servicers imposed by Fannie Mae or Freddie Mac.

Subservicing Agreement:  Any subservicing agreement (which, in the event the Subservicer is an affiliate of the Company, need not be in writing) between the Company and any Subservicer relating to servicing and/or administration of certain Mortgage Loans as provided in Section 3.01(b).

Underwriting Guidelines:  The underwriting guidelines of the Company as published in the InterFirst Client Services Manual from time to time.

Whole Loan Transfer:  Any sale or transfer of some or all of the Mortgage Loans by the Purchaser to a third party, which sale or transfer is not a Pass-Through Transfer.

ARTICLE II

AGREEMENT TO PURCHASE; PURCHASE PRICE; CONVEYANCE OF MORTGAGE LOANS; POSSESSION OF MORTGAGE FILES; BOOKS AND RECORDS; CUSTODIAL AGREEMENT; DELIVERY OF DOCUMENTS

Section 2.01

Agreement to Purchase; Purchase Price.

(A)

Agreement to Purchase

In exchange for the payment of the Purchase Price to the Company on the Closing Date, the Company agrees to sell and the Purchaser agrees to purchase, without recourse but subject to the terms of this Agreement, on a servicing retained basis, the Mortgage Loans in a Mortgage Loan Package having an aggregate scheduled principal balance on the related Cut-off Date in an amount as set forth in the related Purchase Price and Terms Letter, or in such other amount as agreed by the Purchaser and the Company as evidenced by the aggregate scheduled principal balance of the Mortgage Loan Package accepted by the Purchaser on the related Closing Date. The Company shall deliver the Mortgage Loan Schedule for the Mortgage Loan Package to be purchased on the related Closing Date to the Purchaser at least two (2) Business Days prior to such Closing Date.

(B)

Purchase Price

The Purchase Price for each Mortgage Loan Package shall be the percentage of par as stated in or as otherwise calculated pursuant to the related Purchase Price and Terms Letter (subject to adjustment as provided therein), plus accrued interest on the aggregate scheduled principal balance of the Mortgage Loan Package at the weighted average Mortgage Loan Remittance Rate from the related Cut-off Date through the day prior to the related Closing Date inclusive. The initial principal amount of the Mortgage Loans shall be the aggregate principal balance of the Mortgage Loans, so computed as of the related Cut-off Date, after application of scheduled payments of principal due on or before the related Cut-Off Date, whether or not collected. Such payments shall be made to the account designated by the Company by wire transfer to immediately available funds by 1:00 Eastern Standard Time on the related Closing Date.

The Purchaser shall be entitled to (1) all scheduled principal due after the related Cut-off Date, (2) all other recoveries of principal collected on or after the related Cut-off Date (provided, however, that all scheduled payments of principal due on or before the related Cut-off Date and collected by the Company or any successor servicer after the related Cut-off Date shall belong to the Company), and (3) all payments of interest on the Mortgage Loans at the Mortgage Loan Remittance Rate (minus that portion of any such payment that is allocable to the period prior to the related Cut-off Date).  The scheduled principal balance of each Mortgage Loan as of the related Cut-off Date is determined after application of payments of principal due on or before the related Cut-off Date whether or not collected together with any unscheduled principal prepayments collected prior to the related Cut-off Date, provided, however, that payments of scheduled principal and interest prepaid for a Due Date beyond the Cut-off Date shall not be applied to the principal balance as of the Cut-off Date.  Such prepaid amounts (minus interest at the Servicing Fee Rate) shall be the property of the Purchaser. The Company shall deposit any such prepaid amounts into the Custodial Account for the benefit of the Purchaser.

The contents of each Servicing File are and shall be held in trust by the Company for the benefit of the Purchaser as the owner thereof.  Possession of each Servicing File by the Company is at the will of the Purchaser for the sole purpose of servicing the related Mortgage Loan, and such retention and possession by the Company is in a custodial capacity only.  Upon the sale of the Mortgage Loans the ownership of each Mortgage Note, the related Mortgage and the related Mortgage File and Servicing File shall vest immediately in the Purchaser, and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Company shall vest immediately in the Purchaser and shall be retained and maintained by the Company, in trust, at the will of the Purchaser and only in such custodial capacity.  The Company shall release its custody of the contents of any Servicing File only in accordance with written instructions from the Purchaser, unless such release is required as incidental to the Company’s servicing of the Mortgage Loans or is in connection with a repurchase of any Mortgage Loan pursuant to Section 3.03 or 6.02.  All such costs associated with the release, transfer and re-delivery to the Company shall be the responsibility of the Purchaser.

Section 2.02

Books and Records; Transfers of Mortgage Loans.

From and after the sale of the Mortgage Loans to the Purchaser all rights arising out of the Mortgage Loans, including, but not limited to, all funds received on or in connection with the Mortgage Loans, shall be received and held by the Company in trust for the benefit of the Purchaser as owner of the Mortgage Loans, and the Company shall retain record title to the related Mortgages for the sole purpose of facilitating the servicing and the supervision of the servicing of the Mortgage Loans.

The sale of each Mortgage Loan shall be reflected on the Company’s balance sheet and other financial statements, tax returns and business records as a sale of assets by the Company.  The Company shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be marked clearly to reflect the ownership of each Mortgage Loan by the Purchaser.  In particular, the Company shall maintain in its possession, available for inspection by the Purchaser, or its designee, evidence of compliance with all federal, state and local laws, rules and regulations, and requirements of Fannie Mae and Freddie Mac, including but not limited to documentation as to the method used in determining the applicability of the provisions of the Flood Disaster Protection Act of 1973, as amended, to the Mortgaged Property, documentation evidencing insurance coverage and eligibility of any condominium project for approval by Fannie Mae and Freddie Mac and periodic inspection reports as required by Section 4.13.  To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, documents maintained by the Company may be in the form of microfilm or microfiche or such other reliable means of recreating original documents, including but not limited to, optical imagery techniques so long as the Company complies with the requirements of Fannie Mae and Freddie Mac.

The Company shall maintain with respect to each Mortgage Loan and shall make available for inspection by any Purchaser or its designee the related Servicing File during the time the Purchaser retains ownership of a Mortgage Loan and thereafter in accordance with applicable laws and regulations.

For the purposes of this Agreement, the Company shall be under no obligation to deal with any person with respect to this Agreement or the Mortgage Loans unless the books and records show such person as the owner of the Mortgage Loan.  The Purchaser may, subject to the terms of this Agreement, sell and transfer one or more of the Mortgage Loans, provided, however, that in no event shall there be more than two Persons (not including the Purchaser or affiliates of the Purchaser) at any given time for whom the Company is servicing the Mortgage Loans included in any Mortgage Loan Package.  The Purchaser also shall advise the Company of the transfer in writing.  Upon receipt of notice of the transfer, the Company shall mark its books and records to reflect the ownership of the Mortgage Loans of such assignee, and shall release the previous Purchaser from its obligations hereunder with respect to the Mortgage Loans sold or transferred.  If the Company receives written notification of a transfer less than ten (10) Business Days before the last calendar day of the month, the Company’s duties to remit and report as required by Section 5 shall begin with the next Due Period.

Section 2.03

Custodial Agreement; Delivery of Documents; Closing Conditions.

Pursuant to the related Custodial Agreement, the Company will, with respect to each Mortgage Loan,  deliver and release the Mortgage Loan Documents to the Custodian at least five (5) Business Days prior to the related Closing Date.

The Custodian shall be required to certify its receipt of the Mortgage Loan Documents required to be delivered pursuant to the Custodial Agreement prior to the related Closing Date, as evidenced by the initial certification of the Custodian in the form annexed to the Custodial Agreement.  The Company shall be responsible for recording the Assignments of Mortgage, if necessary, in accordance with Accepted Servicing Practices and this Agreement.  The Purchaser shall be responsible for the initial and on-going fees and expenses of the Custodian.

The Company shall forward to the Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with Section 4.01 or 6.01 within one week of their execution, provided, however, that the Company shall provide the Custodian with a certified true copy of any such document submitted for recordation within thirty (30) days of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within sixty days of its submission for recordation.

In the event the public recording office is delayed in returning any original document, the Company shall deliver to the Custodian within 180 days of its submission for recordation, a copy of such document and an Officer’s Certificate, which shall (i) identify the recorded document; (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay by the public recording office, (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, and (iv) specify the date the applicable recorded document will be delivered to the Custodian.  The Company will be required to deliver the document to the Custodian by the date specified in (iv) above.  An extension of the date specified in (iv) above may be requested from the Purchaser, which consent shall not be unreasonably withheld.

The closing for the purchase and sale of each Mortgage Loan Package shall take place on the respective Closing Date. The closing shall be either by telephone, confirmed by letter or wire as the parties shall agree, or conducted in person, at such place as the parties may agree.

The closing for each Mortgage Loan Package shall be subject to the satisfaction of each of the following conditions:

(a)

with respect to the Purchaser’s obligations to close:

(i)

the Company shall have delivered to the Purchaser the related Mortgage Loan Schedule and an electronic data file containing information on a loan-level basis;

(ii)

all of the representations and warranties of the Company under this Agreement shall be true and correct as of the related Closing Date (or, with respect to Section 3.02, such other date specified therein) in all material respects and no default shall have occurred hereunder which, with notice or the passage of time or both, would constitute an Event of Default hereunder;

(iii)

the Purchaser and its counsel shall have received an opinion from the Company’s counsel, substantially in the form of Exhibit F attached hereto (with respect to the initial closing only);

(iv)

the Purchaser shall have received from the Custodian an initial certification with respect to its receipt of the Mortgage Loan Documents for the related Mortgage Loans;

(v)

the Purchaser shall have received originals of the related Memorandum of Sale, the related Purchase Price and Terms Letter and a funding memorandum setting forth the Purchase Price(s), and the accrued interest thereon, for the Mortgage Loan Package, in each case executed on behalf of the Company;

(vi)

all other terms and conditions of this Agreement, the related Memorandum of Sale and the related Purchase Price and Terms Letter to be satisfied by the Company shall have been complied with in all material respects; and

(b)

with respect to the Company’s obligations to close:

(i)

all of the representations and warranties herein of the Purchaser shall be true and correct in all material respects as of such Closing Date and no default shall have occurred hereunder which, with notice or the passage of time or both, would constitute a Purchaser default;

(ii)

the Company shall have received a copy of the initial certification of the Custodian with respect to its receipt of the Mortgage Loan Documents for the related Mortgage Loans;

(iii)

the Company has received originals of the related Memorandum of Sale, the related Purchase Price and Terms Letter and a funding memorandum setting forth the Purchase Price(s), and accrued interest thereon, for the Mortgage Loan Package, in each case executed on behalf of the Purchaser; and

(iv)

all terms and conditions of this Agreement, the related Memorandum of Sale and the related Purchase Price and Terms Letter to be satisfied by the Purchaser shall have been materially complied with.

Upon satisfaction of the foregoing conditions, the Purchaser shall pay to the Company on such Closing Date the Purchase Price for the related Mortgage Loan Package, plus accrued interest pursuant to Section 2.01 of this Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES REMEDIES AND BREACH

Section 3.01

Company Representations and Warranties.

The Company hereby represents and warrants to the Purchaser that, as of the related Closing Date:

(a)

Due Organization and Authority.

The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Company, and in any event the Company is in compliance with the laws of any such state to the extent necessary to ensure the enforceability (subject to the exception set forth below regarding enforceability) of the related Mortgage Loan and the servicing of such Mortgage Loan in accordance with the terms of this Agreement; the Company has the full corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Company and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Company, except to the extent enforceability may be limited by (i) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors, and (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law; and all requisite corporate action has been taken by the Company to make this Agreement valid and binding upon the Company in accordance with its terms;

(b)

Ordinary Course of Business.

The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Company, who is in the business of selling and servicing loans, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Company pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

(c)

No Conflicts.

Neither the execution and delivery of this Agreement, the acquisition of the Mortgage Loans by the Company, the sale of the Mortgage Loans to the Purchaser or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with or result in a breach of any of the terms, articles of incorporation or by-laws or any legal restriction or any agreement or instrument to which the Company is now a party or by which it is bound, or constitute a default or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject, or impair the ability of the Purchaser to realize on the Mortgage Loans, or impair the value of the Mortgage Loans;

(d)

Ability to Service.

The Company is an approved seller/servicer of conventional residential mortgage loans for Fannie Mae and Freddie Mac, with the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans.  The Company is in good standing to sell mortgage loans to and service mortgage loans for Fannie Mae and Freddie Mac, and no event has occurred, including but not limited to a change in insurance coverage, which would make the Company unable to comply with Fannie Mae or Freddie Mac eligibility requirements or which would require notification to either Fannie Mae or Freddie Mac;

(e)

Reasonable Servicing Fee.

The Company acknowledges and agrees that the Servicing Fee represents reasonable compensation for performing such services and that the entire Servicing Fee shall be treated by the Company, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans pursuant to this Agreement;

(f)

Ability to Perform.

The Company does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement.  The Company is solvent and the sale of the Mortgage Loans will not cause the Company to become insolvent.  The sale of the Mortgage Loans is not undertaken to hinder, delay or defraud any of the Company’s creditors;

(g)

No Litigation Pending.

There is no action, suit, proceeding or investigation pending or to its knowledge threatened against the Company which, either in any one instance or in the aggregate, would likely result in any material adverse change in the business, operations, financial condition, properties or assets of the Company, or in any material impairment of the right or ability of the Company to carry on its business substantially as now conducted, or in any material liability on the part of the Company, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be contemplated herein, or which would be likely to impair materially the ability of the Company to perform under the terms of this Agreement;

(h)

No Consent Required.

No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or compliance by the Company with this Agreement or the sale of the Mortgage Loans as evidenced by the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the Closing Date;

(i)

No Untrue Information.

Neither this Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading;

(j)

Sale Treatment.

The Company has determined that the disposition of the Mortgage Loans pursuant to this Agreement will be afforded sale treatment for accounting and tax purposes;

(k)

No Material Change.

There has been no material adverse change in the business, operations, financial condition or assets of the Company since the date of the Company’s most recent financial statements; and

(l)

No Brokers’ Fees.

The Company has not dealt with any broker, investment banker, agent or other Person that may be entitled to any commission or compensation in the connection with the sale of the Mortgage Loans.

Section 3.02

Representations and Warranties Regarding Individual Mortgage Loans.

As to each Mortgage Loan, the Company hereby represents and warrants to the Purchaser that as of the related Closing Date:

(a)

Mortgage Loans as Described.

The information set forth in the Mortgage Loan Schedule annexed to the related Memorandum of Sale and the information contained on the related electronic data file delivered to the Purchaser is true and correct;

(b)

Payments Current.

All payments required to be made prior to the related Cut-off Date for the Mortgage Loan under the terms of the Mortgage Note have been made and credited.  No payment under any Mortgage Loan has ever been 30 days or more delinquent;

(c)

[Reserved].

(d)

[Reserved].

(e)

No Outstanding Charges.

There are no defaults in complying with the terms of the Mortgages, and there are no delinquent taxes, governmental assessments, insurance premiums, leasehold payments, ground rents, water, sewer and municipal charges, including assessments payable in future installments or any other charge affecting the lien priority of the related Mortgaged Property.  The Company has not advanced funds, or induced, or solicited directly or indirectly, the payment of any amount required under the Mortgage Loan, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is later, to the day which precedes by one month the Due Date of the first installment of principal and interest;

(f)

Original Terms Unmodified.

The terms of the Mortgage Note and Mortgage have not been impaired, waived, altered or modified in any respect, except by a written instrument which has been recorded, if necessary, to protect the interests of the Purchaser and which has been delivered to the Custodian.  The substance of any such waiver, alteration or modification has been approved by the issuer of any related PMI Policy and the title insurer, to the extent required by the policy, and its terms are reflected on the Mortgage Loan Schedule.  No instrument of waiver, alteration of modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the issuer of any related PMI Policy and the title insurer, to the extent required by the policy, and which assumption agreement is part of the Mortgage File delivered to the Custodian and the terms of which are reflected in the Mortgage Loan Schedule;

(g)

No Defenses.

The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

(h)

No Satisfaction of Mortgage.

The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission;

(i)

Validity of Mortgage Documents.

The Mortgage Note and the Mortgage and related documents are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms.  All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties;

(j)

No Fraud.

No misrepresentation, negligence or fraud has taken place on the part of the Company or any third party originator or prior servicer of such Mortgage Loan and the Company is not aware of any fact that would reasonably lead the Company to believe that any misrepresentation, negligence or fraud has taken place on the part of any other Person, including without limitation the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan;

(k)

Compliance with Applicable Laws.

All requirements of federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the origination and servicing of the Mortgage Loan have been complied with. The Mortgagor received all disclosure materials required by applicable law with respect to the making of mortgage loans of the same type as the Mortgage Loan and, if the Mortgage Loan is a refinanced Mortgage Loan, rescission materials required by applicable laws.  All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

(l)

Location and Type of Mortgaged Property.

The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a contiguous parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit in a condominium project, or an individual unit in a planned unit development, or, in the case of a Mortgage Loan secured by a Co-op Share, leases or occupancy agreements, provided, however, that any condominium project or planned unit development shall conform with the applicable Fannie Mae or Freddie Mac requirements regarding such dwellings, and no residence or dwelling is a mobile home or a manufactured dwelling.  As of the respective appraisal date for each Mortgaged Property, no portion of the Mortgaged Property was being used for commercial purposes. If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimus planned unit development) such condominium or planned unit development project meets Fannie Mae or Freddie Mac eligibility requirements or is located in a condominium or  planned unit development project which has received Fannie Mae or Freddie Mac project approval and the representations and warranties required by Fannie Mae or Freddie Mac with respect to such condominium or planned unit development have been made and remain true and correct in all respects;

(m)

Valid First Lien.

The Mortgage is a valid, subsisting and enforceable first lien on the Mortgaged Property, including all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing.  The lien of the Mortgage is subject only to:

(1)

the lien of current real property taxes and assessments not yet due and payable;

(2)

covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to mortgage lending institutions generally and specifically referred to in the lender’s title insurance policy delivered to the Originator of the Mortgage Loan and (i) referred to or otherwise considered in the appraisal made for the Originator of the Mortgage Loan and (ii) which do not adversely affect the Appraised Value of the Mortgaged Property set forth in such appraisal;

(3)

if the Mortgaged Property consists of Co-op Shares, any lien for amounts due to the cooperative housing corporation for unpaid assessments or charges or any lien of any assignment of rents or maintenance expenses secured by the real property owned by the cooperative housing corporation; and

(4)

other matters to which like properties are commonly subject which do not individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property.

Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable first lien and first priority security interest on the property described therein and the Company has full right to sell and assign the same to the Purchaser;

(n)

Full Disbursement of Proceeds.

The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor, and there is no requirement for future advances thereunder.  Any and all requirements as to completion of any on-site or off-site improvements and any and all requirements as to disbursements of escrow funds for such improvements have been complied with.  All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

(o)

Consolidation of Future Advances.

Any future advances made prior to the related Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the Mortgage Loan Schedule.  The lien of the Mortgage securing  the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee’s consolidated interest or by other title evidence acceptable to Fannie Mae or Freddie Mac; the consolidated principal amount does not exceed the original principal amount of the Mortgage Loan; the Company shall not make future advances after the related Cut-Off Date;

(p)

Ownership.

The Company is the sole owner and holder of the Mortgage Loan, and the related Mortgage Note and the Mortgage are not assigned or pledged, and the Company has good and marketable title thereto and has full right and authority to transfer and sell the Mortgage Loan to the Purchaser.  The Company is transferring the Mortgage Loan free and clear of any and all encumbrances, liens, pledges, equities, participation interests, claims, agreements with other parties to sell or otherwise transfer the Mortgage Loan, charges or security interests of any nature encumbering such Mortgage Loan;

(q)

Origination/Doing Business.

For purposes of Section 3(a)(41)(A) of the Securities Exchange Act of 1934, as amended, the Mortgage Loan was originated by a savings and loan association, a savings bank, a commercial bank, a credit union, an insurance company, or similar institution which is supervised and examined by a federal or state authority or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act. All parties that have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were)  (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2) either (A) organized under the laws of such state, (B) qualified to do business in such state, (C) federal savings and loan associations or national banks having principal offices in such state, or (D) not doing business in such state;

(r)

LTV, PMI Policy.

No Mortgage Loan has a LTV greater than 95%.  If a Mortgage Loan had an  original LTV of 80% or greater, the excess over 78% is and will be insured as to payment defaults by a PMI Policy until terminated pursuant to the Homeowners Protection Act of 1998, 12 USC §4901, et seq.  All provisions of such PMI Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid.  The Qualified Insurer has a claims paying ability acceptable to Fannie Mae or Freddie Mac.  Any Mortgage Loan subject to a PMI Policy obligates the Mortgagor thereunder to maintain the PMI Policy and to pay all premiums and charges in connection therewith.  The Mortgage Interest Rate for the Mortgage Loan as set forth on the Mortgage Loan Schedule is net of any such insurance premium;

(s)

Title Insurance.

The Mortgage Loan is covered by an ALTA lender’s title insurance policy, acceptable to Fannie Mae or Freddie Mac, or other generally acceptable form of policy of insurance acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Company, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan, subject only to the exceptions contained in clauses (1), (2) and (3) of Paragraph (m) of this Section 3.02.  The Company is the sole insured of the lender’s title insurance policy for each Mortgage Loan, and such lender’s title insurance policy is in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by this Agreement.  No claims have been made under such lender’s title insurance policy, and no prior holder of the Mortgage, including the Company, has done, by act or omission, anything which would impair the coverage of such lender’s title insurance policy;

(t)

No Defaults.

There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and neither the Company nor its predecessors have waived any default, breach, violation or event of acceleration;

(u)

No Mechanics’ Liens.

There are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

(v)

Location of Improvements; No Encroachments.

All improvements which were considered in determining the Appraised Value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property and no improvements on adjoining properties encroach upon the Mortgaged Property.  No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation;

(w)

Payment Terms.

Principal payments commenced no more than 60 days after the funds were disbursed to the Mortgagor in connection with the Mortgage Loan.  The Mortgage Loans have an original term to maturity of not more than 30 years, with interest payable in arrears on the first day of each month.  Each Mortgage Note requires a monthly payment which is sufficient, during the period prior to the first adjustment to the Mortgage Interest Rate, to fully amortize the outstanding principal balance as of the first day of such period over the then remaining term of such Mortgage Note and to pay interest at the related Mortgage Interest Rate;

(x)

Customary Provisions.

The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee’s sale, and (ii) otherwise by judicial foreclosure.  There is no homestead or other exemption (other than under the Soldiers’ and Sailors’ Civil Relief Act of 1940, as amended) available to a Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee’s sale or the right to foreclose the Mortgage;

(y)

Occupancy of the Mortgaged Property.

As of the date of origination, the Mortgaged Property was lawfully occupied under applicable law and to the best of the Company’s knowledge, the Mortgaged Property is lawfully occupied as of the Closing Date;

(z)

No Additional Collateral.

The Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in Paragraph (m) above;

(aa)

Deeds of Trust.

In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Mortgagee to the trustee under the deed of trust, except in connection with a trustee’s sale after default by the Mortgagor;

(bb)

No Adverse Conditions.

The Company has no knowledge of any circumstances or conditions with respect to the Mortgage Loan, the Mortgaged Property, the Mortgagor or the Mortgagor’s credit standing that can reasonably be expected to cause the Mortgage Loan to become delinquent, or adversely affect the value or marketability of the Mortgage Loan;

(cc)

Transfer of Mortgage Loans.

With respect to each Mortgage that is not recorded in the name of MERS or its designee, the Assignment of Mortgage, upon the insertion of the name of the assignee, is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

(dd)

Mortgaged Property Undamaged.

The Mortgaged Property is in good repair and undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended;

(ee)

Collection Practices; Escrow Deposits.

The origination and collection practices used with respect to the Mortgage Loan have been in accordance with Accepted Servicing Practices, and have been in all material respects legal and proper.  With respect to escrow deposits and Escrow Payments, all such payments are in the possession of the Company and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made.  All Escrow Payments have been collected in full compliance with state and federal law.  No escrow deposits or Escrow Payments or other charges or payments due the Company have been capitalized under the Mortgage Note;

(ff)

No Condemnation.

There is no proceeding pending or to the best of the Company’s knowledge threatened for the total or partial condemnation of the related Mortgaged Property;

(gg)

The Appraisal.

The Mortgage Loan Documents contain an appraisal of the related Mortgaged Property in a form acceptable to Fannie Mae or Freddie Mac.  The appraisal was made and signed, prior to the approval of the Mortgage Loan application, by a Qualified Appraiser (1) who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, (2) whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and (3) who met the minimum qualifications of Fannie Mae or Freddie Mac;

(hh)

Insurance.

All buildings on the Mortgaged Property are insured by an insurer generally acceptable to Fannie Mae or Freddie Mac against loss by fire and such hazards as are covered under a standard extended coverage endorsement and such other hazards as are customary in the area where the Mortgaged Property is located pursuant to insurance policies conforming to Accepted Servicing Practices and the requirements of Section 4.10, in an amount which is not less than the lesser of 100% of the insurable value of the Mortgaged Property and the outstanding principal balance of the Mortgage Loan, but in no event less than the minimum amount necessary to fully compensate for any damage or loss on a replacement cost basis. If the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the project.  If the improvements on the Mortgaged Property are in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, then a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration and the requirements of Fannie Mae or Freddie Mac is in effect.  Such flood insurance policy is in an amount representing coverage not less than the least of (A) the outstanding principal balance of the Mortgage Loan, (B) the full insurable value and (C) the maximum amount of insurance which was available under the Flood Disaster Protection Act of 1973, as amended. All individual insurance policies contain a standard mortgagee clause naming the Company and its successors and assigns as mortgagee, and all premiums thereon have been paid.  The Mortgage obligates the Mortgagor thereunder to maintain a hazard insurance policy at the Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor’s cost and expense, and to seek reimbursement therefor from the Mortgagor.  Each such insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Purchaser upon the consummation of the transactions contemplated by this Agreement.  The Company has not acted or failed to act so as to impair the coverage of any such insurance policy or the validity, binding effect and enforceability thereof;

(ii)

Soldiers’ and Sailors’ Civil Relief Act.

The Mortgagor has not notified the Company, and the Company has no knowledge of any relief requested by or allowed to the Mortgagor under the Soldiers’ and Sailors’ Civil Relief Act of 1940, as amended;

(jj)

No Balloon Payments, Graduated Payments or Contingent Interests.

The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature.  No Mortgage Loan has a balloon payment feature;

(kk)

No Construction Loans.

No Mortgage Loan was made in connection with (i) the construction or rehabilitation of a Mortgage Property or (ii) facilitating the trade-in or exchange of a Mortgaged Property other than a construction-to-permanent loan which has converted to a permanent Mortgage Loan;

(ll)

Underwriting.

Each Mortgage Loan was underwritten in accordance with the Underwriting Guidelines of the Company, a copy of which has been provided by the Company to the Purchaser; and the Mortgage Note and Mortgage are on forms acceptable to Freddie Mac or Fannie Mae;

(mm)

Buydown Mortgage Loans.

With respect to each Mortgage Loan that is a Buydown Mortgage Loan:

(i)

On or before the date of origination of such Mortgage Loan, the Company and the Mortgagor, or the Company, the Mortgagor and the seller of the Mortgaged Property or a third party entered into a Buydown Agreement.  The Buydown Agreement provides that the seller of the Mortgaged Property (or third party) shall deliver to the Company temporary Buydown Funds in an amount equal to the aggregate undiscounted amount of payments that, when added to the amount the Mortgagor on such Mortgage Loan is obligated to pay on each Due Date in accordance with the terms of the Buydown Agreement, is equal to the full scheduled Monthly Payment due on such Mortgage Loan.  The temporary Buydown Funds enable the Mortgagor to qualify for the Buydown Mortgage Loan.  The effective interest rate of a Buydown Mortgage Loan if less than the interest rate set forth in the related Mortgage Note will increase within the Buydown Period as provided in the related Buydown Agreement so that the effective interest rate will be equal to the interest rate as set forth in the related Mortgage Note.  The Buydown Mortgage Loan satisfies the requirements of Fannie Mae or Freddie Mac guidelines;

(ii)

The Mortgage and Mortgage Note reflect the permanent payment terms rather than the payment terms of the Buydown Agreement.  The Buydown Agreement provides for the payment by the Mortgagor of the full amount of the Monthly Payment on any Due Date that the Buydown Funds are available.  The Buydown Funds were not used to reduce the original principal balance of the Mortgage Loan or to increase the Appraised Value of the Mortgage Property when calculating the Loan-to-Value Ratios for purposes of the Agreement and, if the Buydown Funds were provided by the Company and if required under Fannie Mae or Freddie Mac guidelines, the terms of the Buydown Agreement were disclosed to the Qualified Appraiser of the Mortgaged Property;

(iii)

The Buydown Funds may not be refunded to the Mortgagor unless the Mortgagor makes a principal payment for the outstanding balance of the Mortgage Loan; and

(iv)

As of the date of origination of the Mortgage Loan, the provisions of the related Buydown Agreement complied with the requirements of Fannie Mae or Freddie Mac regarding buydown agreements;

(nn)

Delivery of Mortgage Files.

The Mortgage Loan Documents for the related Mortgage Loans have been delivered to the Custodian.  The Company is in possession of a complete Mortgage File for each Mortgage Loan in compliance with Exhibit B, except for such documents the originals of which have been delivered to the Custodian;

(oo)

No Violation of Environmental Laws.

There is no pending action or proceeding directly involving any Mortgaged Property of which the Company is aware in which compliance with any environmental law, rule or regulation is an issue; and to the best of the Company’s knowledge, nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property;

(pp)

No Bankruptcy.

No Mortgagor was a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated and, to the best of the Company’s knowledge, following the date of origination of the Mortgage Loan, the Mortgagor with respect to the Mortgage Loan was not a debtor in any state or federal bankruptcy or insolvency proceeding, and the Mortgaged Property has not been subject to any bankruptcy or foreclosure proceedings;

(qq)

The Mortgagor.

The Mortgagor is one or more natural persons and/or trustees for an Illinois land trust or a trustee under a “living trust” and such “living trust” is in compliance with Fannie Mae or Freddie Mac guidelines.  In the event the Mortgagor is a trustee, the borrower is a natural person;

(rr)

Qualified Mortgages.

Each Mortgage Loan is a “qualified mortgage” within Section 860G(a)(3) of the Code;

(ss)

Selection Process.

The Mortgage Loans were selected from among the fixed rate one- to four-family mortgage loans in the Company’s portfolio at the related Closing Date as to which the representations and warranties set forth in Section 3.02 could be made and such selection was not made in a manner so as to affect adversely the interests of the Purchaser;

(tt)

Leaseholds.

If the Mortgage Loan is secured by a long-term residential lease, (i) the lessor under the lease holds a fee simple interest in the land; (ii) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor’s consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (iii) the terms of such lease do not (A) allow the termination thereof upon the lessee’s default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (B) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (C) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property, (D) permit any increase in the rent other than pre-established increases set forth in the lease, (E) the original term of such lease is not less than the term of the related Mortgage, (F) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note, and (G) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice;

(uu)

No Prepayment Penalties.

No Mortgage Loan provides for the payment of a prepayment penalty or charge in connection with a Principal Prepayment;

(vv)

Interest Calculation.

Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months; and

(ww)

Due on Sale.

The Mortgage contains an enforceable provision, to the extent not prohibited by federal law as of the date of such Mortgage, for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder.

Section 3.03

Repurchase.

It is understood and agreed that the representations and warranties set forth in Sections 3.01 and 3.02 shall survive the sale of the Mortgage Loans to the Purchaser and the delivery of the Mortgage Loan Documents to the Custodian and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination or failure to examine any Mortgage File.  Upon discovery by either the Company or the Purchaser of a breach of any of the foregoing representations and warranties that materially and adversely affects the value of a Mortgage Loan or the interest of the Purchaser therein, the party discovering such breach shall give prompt written notice to the other.  Any such breach that causes a Mortgage Loan not to be a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the Purchaser.

Within 60 days of the earlier of either discovery by or notice to the Company of any breach of a representation or warranty which materially and adversely affects the value of a Mortgage Loan or the interest of the Purchaser therein, the Company shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Company shall, at the Purchaser’s option, repurchase such Mortgage Loan at the Repurchase Price.  In the event that a breach shall involve any representation or warranty set forth in Section 3.01(a), (b), (c) or (h), and such breach cannot be cured within 90 days of the earlier of either discovery by or notice to the Company of such breach affects the value of the Mortgage Loans or the Purchaser’s interest therein, then all of the Mortgage Loans shall, at the Purchaser’s option, be repurchased by the Company at the Repurchase Price.  However, if the breach shall involve a representation or warranty set forth in Section 3.02 and the Company discovers or receives notice of any such breach within 90 days of the Closing Date, the Company may, at the Company’s option, rather than repurchase the Mortgage Loan as provided above, remove such Mortgage Loan (a “Deleted Mortgage Loan”) and substitute in its place a Qualified Substitute Mortgage Loan or Loans, provided that any such substitution shall be effected not later than 180 days after the Closing Date.  Notwithstanding any of the foregoing, if a breach would cause the Mortgage Loan to be other than a “qualified mortgage,” as defined in Section 860G(a)(3) of the Code, any such repurchase or substitution must occur within 60 days from the date the breach was discovered unless such breach is cured during such period.

If the Company has no Qualified Substitute Mortgage Loan, it shall repurchase the deficient Mortgage Loan within sixty (60) days after the written notice of the breach or the failure to cure, whichever is later.  Any repurchase of a Mortgage Loan or Loans pursuant to the foregoing provisions of this Section 3.03 shall be accomplished by deposit in the Custodial Account of the amount of the Repurchase Price for distribution to the Purchaser on the next scheduled Remittance Date, after deducting therefrom any amount received in respect of such repurchased Mortgage Loan or Loans and being held in the Custodial Account for future distribution.

At the time of repurchase or substitution, the Purchaser and the Company shall arrange for the reassignment of the Deleted Mortgage Loan to the Company and the delivery to the Company of any documents held by the Custodian relating to the Deleted Mortgage Loan.  In the event of a repurchase or substitution, the Company shall, simultaneously with such reassignment, give written notice to the Purchaser that such repurchase or substitution has taken place, amend the related Mortgage Loan Schedule to reflect the withdrawal of the Deleted Mortgage Loan from this Agreement, and, in the case of substitution, identify a Qualified Substitute Mortgage Loan and amend the related Mortgage Loan Schedule to reflect the addition of such Qualified Substitute Mortgage Loan to this Agreement.  In connection with any such substitution, the Company shall be deemed to have made as to such Qualified Substitute Mortgage Loan the representations and warranties set forth in Sections 3.01 and 3.02 except that all such representations and warranties set forth in this Agreement shall be deemed made as of the date of such substitution.  The Company shall effect such substitution by delivering to the Custodian for such Qualified Substitute Mortgage Loan the documents required by Section 2.03, with the Mortgage Note endorsed as required by Section 2.03.  No substitution will be made in any calendar month after the Determination Date for such month.  The Company shall deposit in the Custodial Account the Monthly Payment less the Servicing Fee due on such Qualified Substitute Mortgage Loan or Loans in the month following the date of such substitution.  Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall be retained by the Company.  With respect to any Deleted Mortgage Loan, distributions to the Purchaser shall include the Monthly Payment due on any Deleted Mortgage Loan in the month of substitution, and the Company shall thereafter be entitled to retain all amounts subsequently received by the Company in respect of such Deleted Mortgage Loan.

For any month in which the Company substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (after application of the principal portion of the Monthly Payments due in the month of substitution) (the “Substitution Adjustment Amount”) shall be deposited into the Custodial Account by the Company on or before the Remittance Date in the month succeeding the calendar month during which the related Mortgage Loan is required to be purchased or replaced hereunder.

In addition to such repurchase or substitution obligation, the Company shall indemnify, subject to the second paragraph of Section 8.01, the Purchaser and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a material breach of the Company representations and warranties contained in this Agreement.  It is understood and agreed that the obligations of the Company set forth in this Section 3.03 to cure or repurchase a defective Mortgage Loan and to indemnify the Purchaser as provided in this Section 3.03 constitute the sole remedies of the Purchaser respecting a breach of the foregoing representations and warranties.

Any cause of action against the Company relating to or arising out of the breach of any representations and warranties made in Sections 3.01 and 3.02 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by the Purchaser or notice thereof by the Company to the Purchaser, (ii) failure by the Company to cure such breach or repurchase such Mortgage Loan as specified above, and (iii) demand upon the Company by the Purchaser for compliance with this Agreement.

ARTICLE IV

ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 4.01

Company to Act as Servicer.

(a)

The Company, as an independent contractor, shall service and administer the Mortgage Loans, all in accordance with the terms of this Agreement, Accepted Servicing Practices, applicable law and the terms of the Mortgage Notes and Mortgages.  In connection with such servicing and administration, the Company shall have full power and authority, acting alone or through Subservicers, to do or cause to be done any and all things in connection with such servicing and administration which the Company may deem necessary or desirable, including, without limitation, the power and authority (1) to execute and deliver, on behalf of the Purchaser, customary consents or waivers and other instruments and documents, (2) to consent, with respect to the Mortgage Loans it services, to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement), (3) to collect any Insurance Proceeds and other Liquidation Proceeds relating to the Mortgage Loans it services, and (4) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan it services.  The Servicer shall represent and protect the interests of the Purchaser in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan and shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan, except as provided pursuant to Section 4.21.  Without limiting the generality of the foregoing, the Company shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Purchaser, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties.  If reasonably required by the Company, the Purchaser shall furnish the Company with any powers of attorney and other documents necessary or appropriate to enable the Company to carry out its servicing and administrative duties under this Agreement.

(b)

The Company may arrange for the subservicing of any Mortgage Loan it services by a Subservicer pursuant to a Subservicing Agreement; provided, however, that such subservicing arrangement and the terms of the related Subservicing Agreement must provide for the servicing of such Mortgage Loan in a manner consistent with the servicing arrangements contemplated hereunder.  The Company shall be solely liable for all fees owed to the Subservicer under the Subservicing Agreement, regardless whether the Company’s compensation hereunder is adequate to pay such fees.  Notwithstanding the provisions of any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Company and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Company shall remain obligated and liable to the Purchaser for the servicing and administration of the Mortgage Loans it services in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Company alone were servicing and administering those Mortgage Loans.  All actions of each Subservicer performed pursuant to the related Subservicing Agreement shall be performed as agent of the Company with the same force and effect as if performed directly by the Company.  For purposes of this Agreement, the Company shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans it services that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to the Company.  Any Subservicing Agreement entered into by the Company shall provide that it may be assumed or terminated by the Purchaser, if the Purchaser has assumed the duties of the Company, or by any successor servicer, at the Purchaser’s or successor servicer’s option, as applicable, without cost or obligation to the assuming or terminating party or its assigns. Any Subservicing Agreement, and any other transactions or services relating to the Mortgage Loans involving a Subservicer, shall be deemed to be between the Company and such Subservicer alone, and the Purchaser shall not be deemed parties thereto and shall have no claims or rights of action against, rights, obligations, duties or liabilities to or with respect to the Subservicer or its officers, directors or employees, except as set forth in Section 4.01(a).

Section 4.02

Liquidation of Mortgage Loans.

In the event that any payment due under any Mortgage Loan and not postponed pursuant to Section 4.01 is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Company shall take such action as (1) the Company would take under similar circumstances with respect to a similar mortgage loan held for its own account for investment, (2) shall be consistent with Accepted Servicing Practices, (3) the Company shall determine to be in the best interest of Purchaser, and (4) is consistent with any related PMI Policy.  Foreclosure or comparable proceedings shall be initiated within one hundred twenty (120) days of default for Mortgaged Properties for which no satisfactory arrangements can be made for collection of delinquent payments unless prevented by statutory limitations or states whose bankruptcy laws prohibit such actions within such timeframe.  The Servicer shall use its best efforts to realize upon defaulted Mortgage Loans in such manner as will maximize the receipt of principal and interest by the Purchaser, taking into account, among other things, the timing of foreclosure proceedings.  In such connection, the Company shall from its own funds make all necessary and proper Servicing Advances, provided, however, that the Company shall not be required to expend its own funds in connection with any foreclosure or towards the restoration or preservation of any Mortgaged Property, unless it shall determine (a) that such preservation, restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Purchaser after reimbursement to itself for such expenses and (b) that such expenses will be recoverable by it either through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 4.05) or through Insurance Proceeds (respecting which it shall have similar priority).

Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Company has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Purchaser otherwise requests an environmental inspection or review of such Mortgaged Property, such an inspection or review is to be conducted by a qualified inspector.  The cost for such inspection or review shall be borne by the Purchaser.  Upon completion of the inspection or review, the Company shall promptly provide the Purchaser with a written report of the environmental inspection.

After reviewing the environmental inspection report, the Purchaser shall determine how the Company shall proceed with respect to the Mortgaged Property.  In the event (a) the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes and (b) the Purchaser directs the Company to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Company shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable, from the related Liquidation Proceeds, or if the Liquidation Proceeds are insufficient to fully reimburse the Company, the Company shall be entitled to be reimbursed from amounts in the Custodial Account pursuant to Section 4.05 hereof.  Notwithstanding the foregoing, the Company shall not be required to take any action that it reasonably believes would subject the Company to environmental-related liabilities under then current law.  In the event the Purchaser directs the Company not to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Company shall be reimbursed for all Servicing Advances made with respect to the related Mortgaged Property from the Custodial Account pursuant to Section 4.05 hereof.

Section 4.03

Collection of Mortgage Loan Payments.

Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, in accordance with this Agreement and Accepted Servicing Standards, the Company shall proceed diligently to collect all payments due under each of the Mortgage Loans when the same shall become due and payable and shall ascertain and estimate Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loan and the Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

Consistent with the foregoing, the Company may in its discretion (i) waive any late payment charge with respect to a Mortgage Loan it services and (ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 120 days; provided, however, that the Company cannot extend the maturity of any such Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the related Cut-Off Date.  In the event of any such arrangement, the Company shall make Monthly Advances on the related Mortgage Loan in accordance with the provisions of Section 5.03 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements.  The Company shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

Section 4.04

Establishment of and Deposits to Custodial Account.

The Company shall segregate and hold all funds collected and received pursuant to a Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts, titled “ABN AMRO Mortgage Group, Inc., in trust for Banc of America Mortgage Capital Corporation and/or subsequent purchasers of Mortgage Loans, and various Mortgagors - P & I.”  The Custodial Account shall be established with a Qualified Depository. Upon request of the Purchaser and within ten (10) days thereof, the Company shall provide the Purchaser with written confirmation of the existence of such Custodial Account.  Any funds deposited in the Custodial Account shall at all times be insured to the fullest extent allowed by applicable law.  Funds deposited in the Custodial Account may be drawn on by the Company in accordance with Section 4.05.

The Company shall deposit in the Custodial Account within one Business Day of Company’s receipt, and retain therein, the following collections received by the Company and payments made by the Company after the related Cut-off Date, other than payments of principal and interest due on or before the related Cut-off Date, or received by the Company prior to the related Cut-off Date but allocable to a period subsequent thereto:

(i)

all payments on account of principal on the Mortgage Loans, including all Principal Prepayments;

(ii)

all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

(iii)

all Liquidation Proceeds;

(iv)

all Insurance Proceeds including amounts required to be deposited pursuant to Section 4.10 (other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 4.14), Section 4.11 and Section 4.15;

(v)

all Condemnation Proceeds which are not applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 4.14;

(vi)

any amount required to be deposited in the Custodial Account pursuant to Section 4.01, 5.03, 6.01 or 6.02;

(vii)

any amounts payable in connection with the repurchase of or substitution for any Mortgage Loan pursuant to Section 3.03;

(viii)

with respect to each Principal Prepayment an amount (to be paid by the Company out of its funds) which, when added to all amounts allocable to interest received in connection with the Principal Prepayment, equals one month’s interest on the amount of principal so prepaid at the Mortgage Loan Remittance Rate; provided, however, that in no event shall the aggregate of deposits made by the Company pursuant to this clause (viii) exceed the aggregate amount of the Servicing Fee for the related calendar month, whether or not received from the Mortgagor;

(ix)

any amounts required to be deposited by the Company pursuant to Section 4.11 in connection with the deductible clause in any blanket hazard insurance policy; and

(x)

any amounts received with respect to or related to any REO Property and all REO Disposition Proceeds pursuant to Section 4.16.

The foregoing requirements for deposit into the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges and assumption fees, to the extent permitted by Section 6.01, need not be deposited by the Company into the Custodial Account.  Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Company and the Company shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 4.05. The Company shall maintain adequate records with respect to all withdrawals made pursuant to this Section 4.04.  All funds required to be deposited in the Custodial Account shall be held in trust for the Purchaser until withdrawn in accordance with Section 4.05.

Section 4.05

Permitted Withdrawals From Custodial Account.

The Company shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

(i)

to make payments to the Purchaser in the amounts and in the manner provided for in Section 5.01;

(ii)

to reimburse itself for Monthly Advances of the Company’s funds made pursuant to Section 5.03, the Company’s right to reimburse itself pursuant to this subclause (ii) being limited to amounts received on the related Mortgage Loan which represent late payments of principal and/or interest respecting which any such advance was made, it being understood that, in the case of any such reimbursement, the Company’s right thereto shall be prior to the rights of Purchaser, except that, where the Company is required to repurchase a Mortgage Loan pursuant to Section 3.03 or 6.02, the Company’s right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to such sections and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

(iii)

to reimburse itself for unreimbursed Servicing Advances, and for any unpaid Servicing Fees, the Company’s right to reimburse itself pursuant to this subclause (iii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Company from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Company’s right thereto shall be prior to the rights of Purchaser, except that where the Company is required to repurchase a Mortgage Loan pursuant to Section 3.03 or 6.02, in which case the Company’s right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to such sections and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

(iv)

to pay itself as part of its servicing compensation interest on funds deposited in the Custodial Account;

(v)

to reimburse itself for expenses incurred and reimbursable to it pursuant to Section 8.01;

(vi)

to pay any amount required to be paid pursuant to  Section 4.16 related to any REO Property, it being understood that, in the case of any such expenditure or withdrawal related to a particular REO Property, the amount of such expenditure or withdrawal from the Custodial Account shall be limited to amounts on deposit in the Custodial Account with respect to the related REO Property;

(vii)

to reimburse itself for any Servicing Advances or REO expenses after liquidation of the Mortgaged Property not otherwise reimbursed above;

(viii)

to remove funds inadvertently placed in the Custodial Account by the Company; and

(ix)

to clear and terminate the Custodial Account upon the termination of this Agreement.

The Company shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account.

Section 4.06

Establishment of and Deposits to Escrow Account.

The Company shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled, “ABN AMRO Mortgage Group, Inc., in trust for Banc of America Mortgage Capital Corporation and/or subsequent purchasers of Mortgage Loans, and various Mortgagors - T & I.”  The Escrow Accounts shall be established with a Qualified Depository, in a manner which shall provide maximum available insurance thereunder. Upon request of the Purchaser and within ten (10) days thereof, the Company shall provide the Purchaser with written confirmation of the existence of such Escrow Account.  Funds deposited in the Escrow Account may be drawn on by the Company in accordance with Section 4.07.

The Company shall deposit in the Escrow Account or Accounts within two (2) Business Days of Company’s receipt, and retain therein:

(i)

all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement;

(ii)

all amounts representing Insurance Proceeds or Condemnation Proceeds which are to be applied to the restoration or repair of any Mortgaged Property; and

(iii)

all payments on account of Buydown Funds.

The Company shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the Mortgagor.  To the extent required by law, the Company shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

Section 4.07

Permitted Withdrawals From Escrow Account.

The Company shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in this Section 4.07.

Withdrawals from the Escrow Account or Accounts may be made by the Company only:

(i)

to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

(ii)

to reimburse the Company for any Servicing Advances made by the Company pursuant to Section 4.08 with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late collections of Escrow Payments thereunder;

(iii)

to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan;

(iv)

for transfer to the Custodial Account and application to reduce the principal balance of the Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

(v)

for application to the restoration or repair of the Mortgaged Property in accordance with the procedures outlined in Section 4.14;

(vi)

to pay to the Company, or any Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

(vii)

to remove funds inadvertently placed in the Escrow Account by the Company;

(viii)

to remit to Purchaser payments on account of Buydown Funds as applicable; and

(ix)

to clear and terminate the Escrow Account on the termination of this Agreement.

Section 4.08

Payment of Taxes, Insurance and Other Charges.

With respect to each Mortgage Loan, the Company shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates, sewer rents, and other charges which are or may become a lien upon the Mortgaged Property and the status of PMI Policy premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Company in amounts sufficient for such purposes, as allowed under the terms of the Mortgage.  The Company assumes full responsibility for the timely payment of all such bills and shall effect timely payment of all such charges irrespective of each Mortgagor’s faithful performance in the payment of same of the making of the Escrow Payments, and the Company shall make advances from its own funds to effect such payments, which advances shall constitute Servicing Advances hereunder; provided that the Company shall be required to so advance only to the extent that the Company, in its good faith judgment, believes the Servicing Advance to be recoverable from Insurance Proceeds or Liquidation Proceeds or otherwise.  The costs incurred by the Company, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

Section 4.09

Transfer of Accounts.

The Company may transfer the Custodial Account or the Escrow Account to a different Qualified Depository from time to time; provided that the Company shall give notice to the Purchaser of any proposed change of the location of either Account not later than five (5) Business Days prior to any change thereof.

Section 4.10

Maintenance of Hazard Insurance.

The Company shall cause to be maintained for each Mortgage Loan hazard insurance such that all buildings upon the Mortgaged Property are insured by an insurer acceptable to Fannie Mae or Freddie Mac against loss by fire, hazards of extended coverage and such other hazards as are customary or required by law in the area where the Mortgaged Property is located, in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan and (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan and (b) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor or the loss payee from becoming a co-insurer.  In the event a hazard insurance policy shall be in danger of being terminated, or in the event the insurer shall cease to be acceptable to Fannie Mae or Freddie Mac, the Company shall notify the Purchaser and the related Mortgagor, and shall use its best efforts, as permitted by applicable law, to obtain from another qualified insurer a replacement hazard insurance policy substantially and materially similar in all respects to the original policy.  In no event, however, shall a Mortgage Loan be without a hazard insurance policy at any time, subject only to Section 4.11 hereof.

If upon origination of the Mortgage Loan, the related Mortgaged Property was located in an area identified by the Flood Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier acceptable to Fannie Mae or Freddie Mac in an amount representing coverage equal to the lesser of (i) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement cost basis (or the unpaid balance of the mortgage if replacement cost coverage is not available for the type of building insured) and (ii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended.

If a Mortgage is secured by a unit in a condominium project, the Company shall verify that the coverage required of the owner’s association, including hazard, flood, liability, and fidelity coverage, is being maintained in accordance with then current Fannie Mae or Freddie Mac requirements, and secure from the owner’s association its agreement to notify the Company promptly of any change in the insurance coverage or of any condemnation or casualty loss that may have a material effect on the value of the Mortgaged Property as security.

In the event that any Purchaser or the Company shall determine that the Mortgaged Property should be insured against loss or damage by hazards and risks not covered by the insurance required to be maintained by the Mortgagor pursuant to the terms of the Mortgage, the Company shall communicate and consult with the Mortgagor with respect to the need for such insurance and bring to the Mortgagor’s attention the desirability of protection of the Mortgaged Property.

All policies required hereunder shall name the Company as loss payee and shall be endorsed with standard mortgagee clauses, without contribution, which shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage.

The Company shall not interfere with the Mortgagor’s freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Company shall not accept any such insurance policies from insurance companies unless such companies are acceptable to Fannie Mae or Freddie Mac and are licensed to do business in the jurisdiction in which the Mortgaged Property is located.  The Company shall determine that such policies provide sufficient risk coverage and amounts, that they insure the property owner, and that they properly describe the property address.

Pursuant to Section 4.04, any amounts collected by the Company under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the related Mortgaged Property, or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor, in accordance with the Company’s normal servicing procedures as specified in Section 4.14) shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 4.05.

Section 4.11

Maintenance of Mortgage Impairment Insurance.

In the event that the Company shall obtain and maintain a blanket policy insuring against losses arising from fire and hazards covered under extended coverage on all of the Mortgage Loans, then, to the extent such policy (1) names the Company as loss payee, (2) provides coverage in an amount equal to the amount required pursuant to Section 4.10 without coinsurance, and (3) otherwise complies with Accepted Servicing Practices and all other requirements of Section 4.10, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 4.10.  The Company shall prepare and make any claims on the blanket policy as deemed necessary by the Company in accordance with prudent servicing practices.  Any amounts collected by the Company under any such policy relating to a Mortgage Loan shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 4.05.  Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 4.10, and there shall have been a loss which would have been covered by such policy, the Company shall deposit in the Custodial Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to be deposited from the Company’s funds, without reimbursement therefor.  Upon request of any Purchaser, the Company shall cause to be delivered to such Purchaser a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without 30 days’ prior written notice to such Purchaser.

Section 4.12

Maintenance of Fidelity Bond and Errors and Omissions Insurance.

The Company shall maintain with responsible companies, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans (“Company Employees”).  Any such Fidelity Bond and Errors and Omissions Insurance Policy shall be in the form of the Mortgage Banker’s Blanket Bond and shall protect and insure the Company against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Company Employees.  Such Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure the Company against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby.  No provision of this Section 4.12 requiring such Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve the Company from its duties and obligations as set forth in this Agreement.  The minimum coverage under any such Fidelity Bond and Errors and Omissions Insurance Policy shall be at least equal to the amounts acceptable to Fannie Mae or Freddie Mac.  Upon the request of any Purchaser, the Company shall cause to be delivered to such Purchaser a certificate of insurance for such Fidelity Bond and Errors and Omissions Insurance Policy and a statement from the surety and the insurer that such Fidelity Bond and Errors and Omissions Insurance Policy shall in no event be terminated or materially modified without 30 days’ prior written notice to the Purchaser.

Section 4.13

Inspections.

If any Mortgage Loan is more than 60 days delinquent, the Company immediately shall inspect the Mortgaged Property and shall conduct subsequent inspections in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer.  The Company shall keep a written report of each such inspection.

Section 4.14

Restoration of Mortgaged Property.

The Company need not obtain the approval of the Purchaser prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Accepted Servicing Practices.  For claims greater than $15,000, at a minimum the Company shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

(i)

the Company shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

(ii)

the Company shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics’ and materialmen’s liens;

(iii)

the Company shall verify that the Mortgage Loan is not in default; and

(iv)

pending repairs or restoration, the Company shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

If the Purchaser is named as an additional loss payee, the Company is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Purchaser.

Section 4.15

Maintenance of PMI Policy; Claims.

If a Mortgage Loan has original LTV of 80% or greater, the Company shall, without any cost to the Purchaser maintain or cause the Mortgagor to maintain in full force and effect a PMI Policy insuring the portion over 78% until terminated pursuant to the Homeowners Protection Act of 1998, 12 UCS §4901, et seq.  In the event that such PMI Policy shall be terminated other than as required by law, the Company shall obtain from another Qualified Insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated PMI Policy.  If the insurer shall cease to be a Qualified Insurer, the Company shall determine whether recoveries under the PMI Policy are jeopardized for reasons related to the financial condition of such insurer, it being understood that the Company shall in no event have any responsibility or liability for any failure to recover under the PMI Policy for such reason.  If the Company determines that recoveries are so jeopardized, it shall notify the Purchaser and the Mortgagor, if required, and obtain from another Qualified Insurer a replacement insurance policy.  The Company shall not take any action which would result in noncoverage under any applicable PMI Policy of any loss which, but for the actions of the Company would have been covered thereunder.  In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 6.01, the Company shall promptly notify the insurer under the related PMI Policy, if any, of such assumption or substitution of liability in accordance with the terms of such PMI Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such PMI Policy.  If such PMI Policy is terminated as a result of such assumption or substitution of liability, the Company shall obtain a replacement PMI Policy as provided above.

In connection with its activities as servicer, the Company agrees to prepare and present, on behalf of itself and the Purchaser, claims to the insurer under any PMI Policy in a timely fashion in accordance with the terms of such PMI Policy and, in this regard, to take such action as shall be necessary to permit recovery under any PMI Policy respecting a defaulted Mortgage Loan.  Pursuant to Section 4.04, any amounts collected by the Company under any PMI Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05.

Section 4.16

Title, Management and Disposition of REO Property.

In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Purchaser, or, upon the written request of the Purchaser, the name of the Purchaser’s nominee, who shall have all rights of the Purchaser herein with respect to such REO Property.  The Person or Persons holding such title other than the Purchaser shall acknowledge in writing that such title is being held as nominee for the Purchaser.

The Company shall manage, conserve, protect and operate each REO Property for the Purchaser solely for the purpose of its prompt disposition and sale.  However, the Purchaser shall have the option to manage and operate the REO Property provided the Purchaser gives written notice of its intention to do so within sixty (60) days after such REO Property is acquired in foreclosure or by deed in lieu of foreclosure and reimburses the Company for any unreimbursed Servicing Advances with respect to such REO Property incurred prior to transferring such management responsibilities to the Purchaser.  The election by the Purchaser to manage the REO Property shall not constitute a termination of any rights of the Company pursuant to Section 11.02.

If the Purchaser does not elect to manage and operate the REO Property, the Company shall manage, conserve, protect and operate each REO Property for the Purchaser solely for the purpose of its prompt disposition and sale.  The Company, either itself or through an agent selected by the Company, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed.  The Company shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Company deems to be in the best interest of the Purchaser.

The Company shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within one year after title has been taken to such REO Property, unless (i) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, and (ii) the Company determines, and gives an appropriate notice to the Purchaser to such effect, that a longer period is necessary for the orderly liquidation of such REO Property.  If a period longer than one year is permitted under the foregoing sentence and is necessary to sell any REO Property, (i) the Company shall report monthly to the Purchaser as to the progress being made in selling such REO Property and (ii) if, with the written consent of the Purchaser, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Company as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement, but instead a separate participation agreement among the Company and Purchaser shall be entered into with respect to such purchase money mortgage.

The Company shall also maintain on each REO Property fire and hazard insurance with extended coverage in amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

The disposition of REO Property shall be carried out by the Company at such price, and upon such terms and conditions, as the Company deems to be in the best interests of the Purchaser.  The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account.  As soon as practical thereafter the expenses of such sale shall be paid and the Company shall reimburse itself for any related unreimbursed Servicing Advances, unpaid Servicing Fees and unreimbursed advances made pursuant to Section 5.03.  On the Remittance Date immediately following the Principal Prepayment Period in which such sale proceeds are received the net cash proceeds of such sale remaining in the Custodial Account shall be distributed to the Purchaser.

The Company shall withdraw from the Custodial Account funds necessary for the proper operation management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Section 4.10 and the fees of any managing agent of the Company.  The Company shall make monthly distributions on each Remittance Date to the Purchaser of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in this Section 4.16 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

Section 4.17

Real Estate Owned Reports.

Together with the statement furnished pursuant to Section 5.02, the Company shall furnish to the Purchaser on or before the Remittance Date each month a statement with respect to any REO Property covering the operation of such REO Property for the previous month and the Company’s efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month.  That statement shall be accompanied by such other information as the Purchaser shall reasonably request.

Section 4.18

Liquidation Reports.

Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Purchaser pursuant to a deed in lieu of foreclosure, the Company shall submit to the Purchaser a liquidation report with respect to such Mortgaged Property.

Section 4.19

Reports of Foreclosures and Abandonments of Mortgaged Property.

Following the foreclosure sale or abandonment of any Mortgaged Property, the Company shall report such foreclosure or abandonment as required pursuant to Section 6050J of the Code.  The Company shall file information reports with respect to the receipt of mortgage interest received in a trade or business and information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property as required by the Code.  Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by the Code.

Section 4.20

Application of Buydown Funds.

With respect to each Buydown Mortgage Loan, the Company shall have deposited into the Escrow  Account, no later than the last day of the month, Buydown Funds in an amount equal to the aggregate undiscounted amount of payments that, when added to the amount the Mortgagor on such Mortgage Loan is obligated to pay on all Due Dates in accordance with the terms of the Buydown Agreement, is equal to the full scheduled Monthly Payments which are required to be paid by the Mortgagor under the terms of the related Mortgage Note (without regard to the related Buydown Agreement as if the Mortgage Loan were not subject to the terms of the Buydown Agreement).  With respect to each Buydown Mortgage Loan, the Company will distribute to the Purchaser on each Remittance Date an amount of Buydown Funds equal to the amount that, when added to the amount required to be paid on such date by the related Mortgagor, pursuant to and in accordance with the related Buydown Agreement, equals the full Monthly Payment that would otherwise be required to be paid on such Mortgage Loan by the related Mortgagor under the terms of the related Mortgage Note (as if the Mortgage Loan were not a Buydown Mortgage Loan and without regard to the related Buydown Agreement).

If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the Mortgaged Property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Company or the insurer under any related Primary Insurance Policy) the Company shall, on the Remittance Date following the date upon which Liquidation Proceeds or REO Disposition proceeds are received with respect to any such Buydown Mortgage Loan, distribute to the Purchaser all remaining Buydown Funds for such Mortgage Loan then remaining in the Escrow Account.  Pursuant to the terms of each Buydown Agreement, any amounts distributed to the Purchaser in accordance with the preceding sentence will be applied to reduce the outstanding principal balance of the related Buydown Mortgage Loan.  If a Mortgagor on a Buydown Mortgage Loan prepays such Mortgage Loan in it entirety during the related Buydown Period, the Company shall be required to withdraw from the Escrow Account any Buydown Funds remaining in the Escrow Account with respect to such Buydown Mortgage Loan in accordance with the related Buydown Agreement.  If a principal prepayment by a Mortgagor on a Buydown Mortgage Loan during the related Buydown Period, together with any Buydown Funds then remaining in the Escrow Account related to such Buydown Mortgage Loan, would result in a principal prepayment of the entire unpaid principal balance of the Buydown Mortgage Loan, the Company shall distribute to the Purchaser on the Remittance Date occurring in the month immediately succeeding the month in which such Principal Prepayment is received, all Buydown Funds related to such Mortgage Loan so remaining in the Escrow Account, together with any amounts required to be deposited into the Custodial Account.

Section 4.21

Modifications, Waivers, Amendments and Consents.

(a)

Subject to this Section 4.21, the Company may agree to any modification, waiver, forbearance, or amendment of any term of any Mortgage Loan without the consent of the Purchaser.  All modifications, waivers, forbearances or amendments of any Mortgage Loan shall be in writing and shall be consistent with Accepted Servicing Practices.

(b)

The Company shall not agree to enter into, and shall not enter into, any modification, waiver, forbearance or amendment of any term of any Mortgage Loan if such modification, waiver, forbearance, or amendment would:

(i)

affect the amount or timing of any related payment of principal, interest or other amount payable thereunder;

(ii)

in the Company’s judgment, materially impair the security for such Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon; or

(iii)

otherwise constitutes a “significant modification” within the meaning of Treasury Regulations Section 1.860G-2(b);

unless, in each case, (A) such Mortgage Loan is 90 days or more past due or (B) the Company delivers to the Purchaser an Opinion of Counsel to the effect that such modification, waiver, forbearance or amendment would not affect the REMIC status of the Trust Estate and, in either case, such modification, waiver, forbearance or amendment is reasonably likely to produce a greater recovery with respect to such Mortgage Loan than would liquidation.  Subject to Customary Servicing Procedures, the Company may permit a forbearance for a Mortgage Loan which in the Company’s judgment is subject to imminent default.

(c)

Any payment of interest, which is deferred pursuant to any modification, waiver, forbearance or amendment permitted hereunder, shall not, for purposes hereof, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan or such modification, waiver or amendment so permit.

(d)

The Company may, as a condition to granting any request by a Mortgagor for consent, modification, waiver, forbearance or amendment, the granting of which is within the Company’s discretion pursuant to the Mortgage Loan and is permitted by the terms of this Agreement, require that such Mortgagor pay to the Company, as additional servicing compensation, a reasonable or customary fee for the additional services performed in connection with such request, together with any related costs and expenses incurred by the Company, which amount shall be retained by the Company as additional servicing compensation.

(e)

The Company shall notify the Purchaser, in writing, of any modification, waiver, forbearance or amendment of any term of any Mortgage Loan and the date thereof, and shall deliver to the Purchaser (or, at the direction of the Purchaser, the Custodian) for deposit in the related Mortgage File, an original counterpart of the agreement relating to such modification, waiver, forbearance or amendment, promptly (and in any event within ten Business Days) following the execution thereof; provided, however, that if any such modification, waiver, forbearance or amendment is required by applicable law to be recorded, the Company (i) shall deliver to the Purchaser a copy thereof and (ii) shall deliver to the Purchaser such document, with evidence of notification upon receipt thereof from the public recording office.

ARTICLE V

PAYMENTS TO PURCHASER

Section 5.01

Remittances.

On each Remittance Date the Company shall remit by wire transfer of immediately available funds to the Purchaser (a) all amounts deposited in the Custodial Account as of the close of business on the Determination Date (net of charges against or withdrawals from the Custodial Account pursuant to Section 4.05), plus (b) all amounts, if any, which the Company is obligated to distribute pursuant to Section 5.03, minus (c) any amounts attributable to Principal Prepayments received after the applicable Principal Prepayment Period which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with Section 4.04(viii); minus (d) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the first day of the month of the Remittance Date, and minus (e) any amounts attributable to Buydown Funds being held in the Custodial Account, which amounts shall be remitted on the Remittance Date next succeeding the Due Period for such amounts.

With respect to any remittance received by the Purchaser after the Remittance Date  on which such payment was due, the Company shall pay to the Purchaser interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, but in no event greater than the maximum amount permitted by applicable law.  Such interest shall be deposited in the Custodial Account by the Company on the date such late payment is made and shall cover the period commencing with the day following the Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive.  Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date.  The payment by the Company of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Company.

Section 5.02

Statements to Purchaser.

Not later than the tenth (10th) Business Day of each month, the Company shall furnish to the Purchaser a monthly remittance advice generated by the Company’s Alltel servicing system and including the reports set forth on Exhibit E, in both a physical form as well as a mutually agreeable electronic format generated from the Company’s servicing system, as to the remittance on such Remittance Date and as to the period ending on the last day of the month preceding such Remittance Date.

Section 5.03

Monthly Advances by Company.

No later than the close of business on the Business Day preceding each Remittance Date, the Company shall deposit in the Custodial Account from its own funds or from amounts held for future distribution an amount equal to all Monthly Payments (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the related Determination Date or which were deferred pursuant to Section 4.01.  Any amounts held for future distribution and so used shall be replaced by the Company by deposit in the Custodial Account on or before any future Remittance Date if funds in the Custodial Account on such Remittance Date shall be less than payments to the Purchaser required to be made on such Remittance Date.  The Company’s obligation to make such Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the earlier of:  (i) the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the Mortgage Loan; and (ii) the Remittance Date prior to the date the Mortgage Loan is converted to REO Property, provided however, that if requested by a Rating Agency in connection with a securitization, the Company shall be obligated to make such advances through the Remittance Date prior to the date on which cash is received in connection with the liquidation of REO Property; provided, however, that any such obligation under this Section 5.03 shall cease if the Company determines, in its sole reasonable opinion, that advances with respect to such Mortgage Loan are non-recoverable by the Company from Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds, or otherwise with respect to a particular Mortgage Loan.  In the event that the Company determines that any such advances are non-recoverable, the Company shall provide the Purchaser with a certificate signed by an officer of the Company evidencing such determination.

ARTICLE VI

GENERAL SERVICING PROCEDURES

Section 6.01

Due-on-Sale Provision and Assumptions.

The Company shall use its best efforts to enforce any “due-on-sale” provision contained in any Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note.  When the Mortgaged Property has been conveyed by the Mortgagor, the Company shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the “due-on-sale” clause applicable thereto, provided, however, that the Company shall not exercise such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related PMI Policy, if any.

If the Company reasonably believes it is unable under applicable law to enforce such “due-on-sale” clause, the Company shall enter into (i) an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage Note and the original Mortgagor remains liable thereon or (ii) in the event the Company is unable under applicable law to require that the original Mortgagor remain liable under the Mortgage Note and the Company has the prior consent of the primary mortgage guaranty insurer, a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note.  If an assumption fee is collected by the Company for entering into an assumption agreement the fee will be retained by the Company as additional servicing compensation.  In connection with any such assumption, neither the Mortgage Interest Rate borne by the related Mortgage Note, the term of the Mortgage Loan, the outstanding principal amount of the Mortgage Loan nor any other material terms shall be changed without Purchaser’s consent.

To the extent that any Mortgage Loan is assumable, the Company shall inquire diligently into the credit worthiness of the proposed transferee, and shall use the underwriting criteria for approving the credit of the proposed transferee which are used with respect to underwriting mortgage loans of the same type as the Mortgage Loans.  If the credit worthiness of the proposed transferee does not meet such underwriting criteria, the Company diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan.

Section 6.02

Satisfaction of Mortgages and Release of Mortgage Files.

Upon the payment in full of any Mortgage Loan, or the receipt by the Company of a notification that payment in full will be escrowed in a manner customary for such purposes, the Company shall request the release of any Mortgage Loan Documents.

If the Company satisfies or releases a Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage or should the Company otherwise prejudice any rights the Purchaser may have under the mortgage instruments, upon written demand of the Purchaser, the Company shall repurchase the related Mortgage Loan at the Repurchase Price by deposit thereof in the Custodial Account within ten Business Days of receipt of such demand by the Purchaser.  The Company shall maintain the Fidelity Bond and Errors and Omissions Insurance Policy as provided for in Section 4.12 insuring the Company against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

Section 6.03

Servicing Compensation.

As compensation for its services hereunder, the Company shall be entitled to withdraw from the Custodial Account the amount of its Servicing Fee.  The Servicing Fee shall be payable monthly and shall be computed on the basis of the same unpaid scheduled principal balance and for the period respecting which any related interest payment on a Mortgage Loan is computed.  The obligation of the Purchaser to pay the Servicing Fee is limited to, and payable solely from, the interest portion of such Monthly Payments. Notwithstanding the foregoing, with respect to the payment of the Servicing Fee for any month, the aggregate Servicing Fee shall be reduced (but not below zero) by an amount equal to the Prepayment Interest Shortfall for the related Due Period.

Additional servicing compensation in the form of assumption fees, to the extent provided in Section 6.01, late payment charges and other ancillary income shall be retained by the Company to the extent not required to be deposited in the Custodial Account.  The Company shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

Section 6.04

Annual Statement as to Compliance.

The Company shall deliver to the Purchaser, on or before April 30, each year beginning April 30, 2003, an Officer’s Certificate, stating that (i) a review of the activities of the Company during the preceding calendar year and of performance under this Agreement or similar agreements has been made under such officer’s supervision, and (ii) to the best of such officer’s knowledge, based on such review, the Company has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by the Company to cure such default.

Section 6.05

Annual Independent Public Accountants’ Servicing Report.

On or before April 30, of each year beginning April 30, 2003, the Company, at its expense, shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the effect that such firm has examined certain documents and records relating to the servicing of residential mortgage loans by the Company during the last fiscal year and that such firm is of the opinion that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, nothing has come to their attention which would indicate that such servicing has not been conducted in compliance therewith, except for (i) such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement.  By providing the Purchaser a copy of a Uniform Single Attestation Program Report from their independent public accountant’s on an annual basis, the Company shall be considered to have fulfilled its obligations under this Section 6.05.

Section 6.06

Right to Examine Company Records.

The Purchaser, or its designee, shall have the right to examine and audit any of the related books, records, or other information of the Company, whether held by the Company or by another on its behalf, with respect to or concerning this Agreement or the Mortgage Loans, during business hours or at such other times as may be reasonable under applicable circumstances, upon reasonable advance notice.  The Purchaser shall pay its own travel expenses associated with such examination.

Section 6.07

Compliance with REMIC Provisions.

If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, the Company shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on “prohibited transactions” as defined Section 860 (a) (2) of the Code and the tax on “contributions” to a REMIC set forth in Section 860(d) of the Code) unless the Company has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

ARTICLE VII

COMPANY TO COOPERATE

Section 7.01

Provision of Information.

During the term of this Agreement, the Company shall furnish to the Purchaser such periodic, special, or other reports or information, and copies or originals of any documents contained in the Servicing File for each Mortgage Loan provided for herein.  All such reports, documents or information shall be provided by and in accordance with all reasonable instructions and directions which the Purchaser may give.  In addition, during the term of this Agreement, the Company shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising the Purchaser or any of Purchaser’s assigns (including beneficial owners of securities issued in Pass-Through Transfers backed by the Mortgage Loans) and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation required by applicable regulations of the OTS and the FDIC with respect to the Mortgage Loans.  Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Company.

The Company shall execute and deliver all such instruments and take all such action as the Purchaser may reasonably request from time to time, in order to effectuate the purposes and to carry out the terms of this Agreement.

Section 7.02

Financial Statements; Servicing Facility.

In connection with marketing the Mortgage Loans, the Purchaser may make available to a prospective purchaser the audited financial statements of ABN AMRO North America, Inc., which shall include information relating to the Company, for the most recently completed two fiscal years for which such a financial statement are available.

The Company also shall make available to the Purchaser or prospective purchaser a knowledgeable financial or accounting officer for the purpose of answering questions respecting recent developments affecting the Company or the financial statements of the Company, and to permit at the Purchaser’s expense and upon reasonable prior notice any prospective purchaser to inspect the Company’s servicing facilities for the purpose of satisfying such prospective Purchaser that the Company has the ability to service the Mortgage Loans as provided in this Agreement.

ARTICLE VIII

THE COMPANY

Section 8.01

Indemnification; Third Party Claims.

The Company shall indemnify the Purchaser and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related to the failure of the Company to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement.  The Company immediately shall notify the Purchaser if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the Purchaser) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Purchaser in respect of such claim.  The Company shall follow any written instructions received from the Purchaser in connection with such claim.  The Purchaser promptly shall reimburse the Company for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the Company’s indemnification pursuant to Section 3.03, or the failure of the Company to service and administer the Mortgage Loans in compliance with the terms of this Agreement.

If the Purchaser seeks indemnification under this Subsection 8.01 or Section 3.03, it must promptly give the Company notice of any legal action or potential claim.  However, delay or failure by the Purchaser to provide such notice shall not release the Company from any indemnity obligations, except and only to the extent that the Company shows that such delay or failure materially prejudiced the defense of such action or increased the amount of such claim.  The Company shall be responsible to conduct such defense through counsel reasonably satisfactory to the Purchaser, provided, however, that the Company is permitted to control fully the defense of any such claim and to settle any such claim subject to the Purchaser’s approval, which approval shall not be unreasonably withheld; provided further that the Purchaser shall have the right to retain counsel to represent it at its expense in connection with any such claim.  If the Company fails to assume the defense of an action within twenty (20) days after receiving notice, then the Company shall be bound by any determination made in the action or by any compromise or settlement the Purchaser may effect.  The Purchaser agrees to use reasonable efforts to mitigate any claims tendered to the Company.  The Purchaser shall assign to the Company all of its claims for recovery against third parties for any indemnification provided by the Company, whether such claims arise pursuant to insurance coverage, contribution, subrogation or otherwise.

Section 8.02

Merger or Consolidation of the Company.

The Company shall keep in full effect its existence, rights and franchises as a corporation, and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

Any person into which the Company may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Company shall be a party, or any Person succeeding to the business of the Company, shall be the successor of the Company hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided, however, that the successor or surviving Person shall be an institution (i) having a GAAP net worth of not less than $10,000,000 and (ii) who is a Fannie Mae/Freddie Mac-approved company in good standing. Furthermore, in the event the Company transfers or otherwise disposes of all or substantially all of its assets to an affiliate of the Company, such affiliate shall satisfy the condition above, and shall also be fully liable to the Purchaser for all of the Company’s obligations and liabilities hereunder.

Section 8.03

Limitation on Liability of Company and Others.

Neither the Company nor any of the directors, officers, employees or agents of the Company shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment, provided, however, that this provision shall not protect the Company or any such person against any breach of warranties or representations made herein, or against any specific liability imposed on the Company for a breach of its obligations hereunder or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of obligations and duties hereunder.  The Company and any director, officer, employee or agent of the Company may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.  The Company shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability, provided, however, that the Company may, with the consent of the Purchaser, which consent shall not be unreasonably withheld, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto.  In such event, the Company shall be entitled to reimbursement from the Purchaser of the reasonable legal expenses and costs of such action, unless any such costs result from a breach of the Company’s representations and warranties made herein or its failure to perform its obligations in compliance with this Agreement.

Section 8.04

Limitation on Resignation and Assignment by Company.

Except as provided in Sections 4.01 and 8.02, the Company shall neither assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion hereof or sell or otherwise dispose of all of its property or assets without the prior written consent of the Purchaser, which consent shall not be unreasonably withheld.

Except to the extent provided in Sections 4.01 and 8.02, the Company shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Company and the Purchaser or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Company.  Any such determination permitting the resignation of the Company shall be evidenced by an Opinion of Counsel to such effect delivered to the Purchaser which Opinion of Counsel shall be in form and substance acceptable to the Purchaser.  No such resignation shall become effective until a successor shall have assumed the Company’s responsibilities and obligations hereunder in the manner provided in Section 12.01.

Without in any way limiting the generality of this Section 8.04, except as otherwise permitted in this Agreement, in the event that the Company either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written consent of the Purchaser, then the Purchaser shall have the right to terminate this Agreement upon notice given as set forth in Section 10.01, without any payment of any penalty or damages and without any liability whatsoever to the Company or any third party.

ARTICLE IX

PASS-THROUGH TRANSFERS AND SECURITIZATIONS

Section 9.01

Removal of Mortgage Loans from Inclusion Under this Agreement Upon the Pass-Through.

The Purchaser and the Company agree that with respect to some or all of the Mortgage Loans, the Purchaser, at its sole option, may effect one or more Whole Loan Transfers or Pass-Through Transfers, retaining the Company as the servicer thereof or subservicer if a master servicer is employed, or as applicable the “seller/servicer.” On the Reconstitution Date, the Mortgage Loans transferred shall cease to be serviced by the Company pursuant to this Agreement; provided, however, that, in the event that any Mortgage Loan transferred pursuant to this Section 9.01 is rejected by the transferee, the Company shall continue to service such rejected Mortgage Loan on behalf of the Purchaser in accordance with the terms and provisions of this Agreement.

The Company shall cooperate with the Purchaser in connection with each Whole Loan Transfer or Pass-Through Transfer in accordance with this Section 9.01.  In connection therewith the Company shall:

(a)

make all representations and warranties made herein with respect to the Mortgage Loans as of the related Closing Date and with respect to the Company itself as of the closing date of each Whole Loan Transfer or Pass-Through Transfer;

(b)

execute an Assignment, Assumptions and Recognition Agreement or at the option of the Purchaser, in connection with a Pass-Through Transfer, negotiate in good faith and execute any pooling and servicing agreement or similar agreements necessary to effectuate the foregoing, provided such agreements create no greater obligation or cost on the part of the Company than otherwise set forth in this Agreement or materially and adversely alters the Company’s rights hereunder;

(c)

make representations and warranties (1) that the Company has serviced the Mortgage Loans in accordance with the terms of this Agreement, (2) that the Company has taken no action nor omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Mortgage Loans, and (3) regarding the accuracy of the information provided to the Purchaser by the Company on or before the closing date of the applicable Whole Loan Transfer or Pass-Through Transfer.

(d)

provide as applicable:

(i)

any information and appropriate verification of information which the Company provides with respect to itself and its servicing operations on its own securitizations of mortgage loans, including information regarding the Company’s foreclosure and delinquency experience and the Company’s underwriting standards, whether through letters of its auditors and counsel or otherwise, as the Purchaser shall request;

(ii)

such additional opinions of counsel, letters from auditors, and certificates of public officials or officers of the Company as are reasonably believed necessary by the trustee, any rating agency or any credit enhancement provider, as the case may be, in connection with Pass-Through Transfers.

The Purchaser shall pay all third party costs associated with the preparation of the foregoing information.  With respect to Pass-Through Transfers, the Company shall execute any seller/servicer agreements required within a reasonable period of time after receipt of such seller/servicer agreements which time shall be sufficient for the Company and Company’s counsel to review such seller/servicer agreements; provided, however, that such proposed agreements satisfy this Section 9.01.  Under this Agreement, the Company shall retain a servicing fee at a rate per annum equal to no less than the applicable Servicing Fee Rate with respect to such Mortgage Loan; and

(e)

indemnify the Purchaser for any material misstatements contained in the information provided pursuant to (d) above, provided that the Purchaser shall also provide indemnification to the Company, its successors or assigns, with respect to the accuracy of all other information the Purchaser or any underwriter may disclose in any offering materials.

All Mortgage Loans not sold or transferred pursuant to Whole Loan Transfers or Pass-Through Transfers shall remain subject to this Agreement and shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.  It is understood that the Company shall not be required to service the Mortgage Loans included in any Mortgage Loan Package for more than two separate purchasers (not including the Purchaser or its affiliates) in the aggregate.

ARTICLE X

DEFAULT

Section 10.01

Events of Default.

Each of the following shall constitute an Event of Default on the part of the Company:

(i)

any failure by the Company to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of three (3) Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Purchaser; or

(ii)

failure by the Company duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Company set forth in this Agreement or in the Custodial Agreement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Purchaser or by the Custodian; or

(iii)

a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Company and such degree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(iv)

the Company shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Company or of or relating to all or substantially all of its property; or

(v)

the Company shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations; or

(vi)

the Company ceases to meet the servicer eligibility qualifications of Fannie Mae or Freddie Mac.

If the Company obtains knowledge of an Event of Default, the Company shall promptly notify the Purchaser.  In each and every such case, so long as an Event of Default shall not have been remedied, in addition to whatever rights the Purchaser may have at law or equity to damages, including injunctive relief and specific performance, the Purchaser, by notice in writing to the Company, may terminate all the rights and obligations of the Company under this Agreement and in and to the Mortgage Loans and the proceeds thereof.

Upon receipt by the Company of such written notice, all authority and power of the Company under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 12.01.  Upon written request from any Purchaser, the Company shall, at its expense, prepare, execute and deliver to the successor entity designated by the Purchaser any and all documents and other instruments, place in such successor’s possession all Mortgage Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, at the Company’s sole expense.  The Company shall cooperate with the Purchaser and such successor in effecting the termination of the Company’s responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Company to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

Section 10.02

Waiver of Defaults.

By a written notice, the Purchaser may waive any default by the Company in the performance of its obligations hereunder and its consequences.  Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

ARTICLE XI

TERMINATION

Section 11.01

Termination.

This Agreement shall terminate upon either:  (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of any REO Property with respect to the last Mortgage Loan and the remittance of all funds due hereunder; or (ii) mutual consent of the Company and the Purchaser in writing.  The representations and warranties contained herein shall survive the termination of this Agreement.

Section 11.02

Termination Without Cause.

The Purchaser may terminate, at its sole option, any rights the Company may have hereunder with respect to any Mortgage Loan Package, without cause as provided in this Section 11.02.  Any such notice of termination shall be in writing and delivered to the Company by registered mail as provided in Section 12.05.

In the event the servicing rights with respect to a Mortgage Loan Package are terminated pursuant to this Section 11.02, the Company shall be entitled to receive, as liquidated damages, upon the transfer of the servicing rights, an amount equal to 2.50% of the unpaid principal balance of the Mortgage Loans included in such Mortgage Loan Package.

ARTICLE XII

MISCELLANEOUS PROVISIONS

Section 12.01

Successor to Company.

Prior to termination of the Company’s responsibilities and duties under this Agreement pursuant to Sections 8.04, 10.01, 11.01(ii) or pursuant to Section 11.02, the Purchaser shall (i) succeed to and assume all of the Company’s responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor having the characteristics set forth in Section 8.02 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Company under this Agreement prior to the termination of Company’s responsibilities, duties and liabilities under this Agreement.  In connection with such appointment and assumption, the Purchaser may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree.  In the event that the Company’s duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Company shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor.  The resignation or removal of the Company pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 12.01 and shall in no event relieve the Company of the representations and warranties made pursuant to Sections 3.01 and 3.02 and the remedies available to the Purchaser under Section 3.03, it being understood and agreed that the provisions of such Sections 3.01, 3.02, and 3.03 shall be applicable to the Company notwithstanding any such sale, assignment, resignation or termination of the Company, or the termination of this Agreement.

Any successor appointed as provided herein shall execute, acknowledge and deliver to the Company and to the Purchaser an instrument accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section 3.01, except for subsections (h), (i) and (k) thereof, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Company, with like effect as if originally named as a party to this Agreement.  Any termination or resignation of the Company or termination of this Agreement pursuant to Section 8.04, 10.01, 11.01 or 11.02 shall not affect any claims that any Purchaser may have against the Company arising out of the Company’s actions or failure to act prior to any such termination or resignation.

The Company shall deliver promptly to the successor servicer the funds in the Custodial Account and Escrow Account and all Mortgage Files and related documents and statements held by it hereunder and the Company shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Company.

Unless the Company is terminated pursuant to Section 11.02, the Purchaser shall be entitled to be reimbursed from the Company for all costs associates with the transfer of servicing, including, without limitation, any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Purchaser to correct any errors or insufficiencies in the servicing data or otherwise to enable the Purchaser to service the Mortgage Loans properly and effectively.

Upon a successor’s acceptance of appointment as such, the Company shall notify by mail the Purchaser of such appointment in accordance with the procedures set forth in Section 12.05.

Section 12.02

Amendment.

This Agreement may be amended from time to time by the Company and by written agreement signed by the Company and the Purchaser.

Section 12.03

Governing Law.

This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Each of the Company and the Purchaser hereby knowingly, voluntarily and intentionally waives any and all rights it may have to a trial by jury in respect or any litigation based on, or arising out of, under, or in connection with, this Agreement, or any other documents and instruments executed in connection herewith, or any course of conduct, course of dealing, statements (whether oral or written), or actions of the Company or the Purchaser.  This provision is a material inducement for the Purchaser to enter into this Agreement.

Section 12.04

Duration of Agreement.

This Agreement shall continue in existence and effect until terminated as herein provided.  This Agreement shall continue notwithstanding transfers of the Mortgage Loans by the Purchaser.

Section 12.05

Notices.

All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

(i)

if to the Company:

ABN AMRO Mortgage Group, Inc.

2600 West Big Beaver Road

Troy, Michigan  48084

Attention:  Richard Geary

Telephone:  248-457-5866

Fax: 248-637-2505

or such other address as may hereafter be furnished to the Purchaser in writing by the Company;

(ii)

with a copy to:

Standard Federal Bank N.A.

Legal Department M0900-380

2600 West Big Beaver Road

Troy, Michigan  48084

Attention:  Thomas E. Reiss

Fax:  248-637-2768

(iii)

if to Purchaser:

Banc of America Mortgage Capital Corporation

Bank of America Corporate Center

NC1-007-11-07

100 North Tryon Street

Charlotte, North Carolina 28255

Attention: Managing Director

Telephone:

(704) 388-8708

Fax:

(704) 386-3215

or such other address as may hereafter be furnished to the Company in writing by the Purchaser

Section 12.06

Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

Section 12.07

Relationship of Parties.

Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto and the services of the Company shall be rendered as an independent contractor and not as agent for the Purchaser.

Section 12.08

Execution; Successors and Assigns.

This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.  Subject to Sections 8.02 and 8.04, this Agreement shall inure to the benefit of and be binding upon the Company and the Purchaser and their respective successors and assigns.

Section 12.09

Recordation of Assignments of Mortgage.

To the extent permitted by applicable law, each of the Assignments of Mortgage is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected at the Company’s expense, in the event recordation is necessary or advisable in accordance with Acceptable Servicing Practices or under applicable law or is requested by the Purchaser at its sole option.

Section 12.10

Assignment by Purchaser.

The Purchaser shall have the right, without the consent of the Company but subject to the limits set forth in Section 2.02 and Section 9.01 hereof, to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights of the Purchaser hereunder, by executing an Assignment, Assumption and Recognition Agreement, and the assignee or designee shall accede to the rights and obligations hereunder of the Purchaser with respect to such Mortgage Loans.  All references to the Purchaser in this Agreement shall be deemed to include its assignee or designee.

Section 12.11

Solicitation of Mortgagor.

The Company agrees that, after the Closing Date, it will not take any action to solicit the refinancing of any Mortgage Loan.  It is understood and agreed that promotions undertaken by the Company or any affiliate of the Company which are directed to the general public at large, including, without limitation, mass mailings based upon commercially acquired mailing lists or as part of monthly or periodic statements mailed to customers, borrowers or holders of deposit or other accounts, newspaper, radio or television advertisements and refinancings resulting from a Mortgagor who contacts the Company to refinance such Mortgagor’s Mortgage Loan shall not constitute solicitation under this Section.  In addition, the Section shall not prohibit the Company from soliciting any Mortgagor to provide other services, including but not limited to, credit cards, insurance, investments and other banking or investment related services.

The Purchaser shall not take any action to solicit or make direct contact with a Mortgagor except to the extent required by the Company’s breach of this Agreement or, unless performed by the Company, as required under applicable law or regulatory authority.  It is understood and agreed that promotions undertaken by the Purchaser and its affiliates which are directed to the general public at large, including, without limitation, mass mailings based upon commercially acquired mailing lists, newspaper, radio, television advertisements or from servicing needs of a Mortgagor who, without solicitation, contacts the Purchaser or its affiliates, shall not constitute solicitation under this Section.

[Intentionally Blank - Next Page Signature Page]

IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

BANC OF AMERICA MORTGAGE

ABN AMRO MORTGAGE GROUP, INC.

CAPITAL CORPORATION

Company

Purchaser

By:

By:

Name:

Name:

Its:

Its:

STATE OF NORTH CAROLINA

)

)

ss:

COUNTY OF MECKLENBURG

)

On the 21st day of February, 2002 before me, a Notary Public in and for said State, personally appeared _______________________________, known to me to be _________________________________ of Banc of America Mortgage Capital Corporation, the corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand affixed my office seal the day and year in this certificate first above written.

Notary Public

My Commission expires

STATE OF FLORIDA

)

)

ss:

COUNTY OF [_________________]

)

On the 21st day of February, 2002 before me, a Notary Public in and for said State, personally appeared _______________________________, known to me to be the __________________________ of ABN AMRO Mortgage Group, Inc., the corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand affixed my office seal the day and year in this certificate first above written.

Notary Public

My Commission expires

EXHIBIT A

FORM OF MORTGAGE LOAN SCHEDULE

EXHIBIT B

CONTENTS OF EACH MORTGAGE FILE

With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser and any prospective Purchaser, and which shall be retained by the Company in the Servicing File or delivered to the Custodian pursuant to Sections 2.01, 2.02 and 2.03 of the Flow Sale and Servicing Agreement to which this Exhibit is attached (the “Agreement”):

1.

(a) The original Mortgage Note endorsed “Pay to the order of _____________, without recourse” and signed in the name of the Company by an authorized officer (provided that, in the event that the Mortgage Loan was acquired by the Company in a merger, the signature must be in the following form:  “[Company], successor by merger to [name of predecessor]”; and in the event that the Mortgage Loan was acquired or originated by the Company while doing business under another name, the signature must be in the following form:  “[Company], formerly known as [previous name]”).  The Mortgage Note must contain all necessary intervening endorsements showing a complete chain of endorsement from the Originator (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note); or

(b) With respect to no more than 1% of the unpaid principal balance of the Mortgage Loans as of the related Cut-off Date, a certified copy of the Mortgage Note (endorsed as provided above) together with a lost note affidavit, providing indemnification to the holder thereof for any losses incurred due to the fact that the original Mortgage Note is missing.

2.

The original of any guarantee executed in connection with the Mortgage Note (if any).

3.

The original Mortgage, with evidence of recording thereon, except as follows:  If in connection with any Mortgage Loan, the Company cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon on or prior to the Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the Company shall deliver or cause to be delivered to the Custodian, a photocopy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer’s Certificate of the Company stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Custodian upon receipt thereof by the Company; or (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office or by the title insurance company that issued the title policy to be a true and complete copy of the original recorded Mortgage.

4.

The originals or certified true copies of any document sent for recordation of all assumption, modification, consolidation or extension agreements, with evidence of recording thereon.

5.

The original Assignment of Mortgage, in blank, for each Mortgage Loan, in form and substance acceptable for recording (except for the insertion of the name of the assignee and recording information).  If the Mortgage Loan was acquired by the Company in a merger, the Assignment of Mortgage must be made by “[Company], successor by merger to [name of predecessor].”  If the Mortgage Loan was acquired or originated by the Company while doing business under another name, the Assignment of Mortgage must be by “[Company], formerly know as [previous name].”  Subject to the foregoing and where permitted under the applicable laws of the jurisdiction wherein the Mortgaged property is located, such Assignments of Mortgage may be made by blanket assignments for Mortgage Loans secured by the Mortgaged Properties located in the same county. If the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. (“MERS”) or its designee, no Assignment of Mortgage will be required to be prepared or delivered and instead, the Company shall take all actions as are necessary to cause the Purchaser to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

6.

For any Mortgage Loan not recorded in the name of MERS, originals or certified true copies of documents sent for recordation of all intervening assignments of the Mortgage with evidence of recording thereon, or if any such intervening assignment has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of mortgage, the Company shall deliver or cause to be delivered to the Custodian, a photocopy of such intervening assignment, together with (i) in the case of a delay caused by the public recording office, an Officer’s Certificate of the Company stating that such intervening assignment of mortgage has been dispatched to the appropriate public recording office for recordation and that such original recorded intervening assignment of mortgage or a copy of such intervening assignment of mortgage certified by the appropriate public recording office or by the title insurance company that issued the title policy to be a true and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the Custodian upon receipt thereof by the Company; or (ii) in the case of an intervening assignment where a public recording office retains the original recorded intervening assignment or in the case where an intervening assignment is lost after recordation in a public recording office, a copy of such intervening assignment certified by such public recording office to be a true and complete copy of the original recorded intervening assignment.

7.

The original PMI Policy or certificate of insurance, where required pursuant to the Agreement.

8.

The original mortgagee policy of title insurance or evidence of title.

9.

Any security agreement, chattel mortgage or equivalent executed in connection with the Mortgage.

10.

For each Mortgage Loan which is secured by a residential long-term lease, if any, a copy of the lease with evidence of recording indicated thereon, or, if the lease is in the process of being recorded, a photocopy of the lease, certified by an officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of the lease transmitted for recordation.

11.

For each Mortgage Loan secured by Co-op Shares, the originals of the following documents or instruments:

(A)

the stock certificate;

(B)

the stock power executed in blank;

(C)

the executed proprietary lease;

(D)

the executed recognition agreement;

(E)

the executed assignment of recognition agreement;

(F)

the executed UCC-1 financing statement with evidence of recording thereon; and

(G)

executed UCC-3 financing statements or other appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation)

With respect to each Mortgage Loan, the Mortgage File shall include each of the following items to the extent required in the Underwriting Guidelines and in the possession of the Company or in the possession of the Company’s agent(s):

12.

The original hazard insurance policy and, if required by law, flood insurance policy, in accordance with Section 4.10 of the Agreement.

13.

Residential loan application.

14.

Mortgage Loan closing statement.

15.

Verification of employment and income.

16.

Verification of acceptable evidence of source and amount of down payment.

17.

Credit report on the Mortgagor.

18.

Residential appraisal report.

19.

Photograph of the Mortgaged Property.

20.

Survey of the Mortgage property, if required by the title company or applicable law.

21.

Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e. map or plat, restrictions, easements, sewer agreements, home association declarations, etc.

22.

All required disclosure statements.

23.

If available, termite report, structural engineer’s report, water potability and septic certification.

24.

Sales contract, if applicable.

25.

Evidence of payment of taxes and insurance premiums, insurance claim files, correspondence, current and historical computerized data files, and all other processing, underwriting and closing papers and records which are customarily contained in a mortgage file and which are required to document the Mortgage Loan or to service the Mortgage Loan.

26.

Amortization schedule, if available.

27.

Original power of attorney. if applicable.

In the event an Officer’s Certificate of the Company is delivered to the Custodian because of a delay caused by the public recording office in returning any recorded document, the Company shall deliver to the Custodian, within 180 days of the Closing Date, an Officer’s Certificate which shall (i) identify the recorded document, (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay caused by the public recording office, (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, and (iv) specify the date the applicable recorded document will be delivered to the Custodian.  The Company shall be required to deliver to the Custodian the applicable recorded document by the date specified in (iv) above.  An extension of the date specified in (iv) above may be requested form the Purchaser, which consent shall not be unreasonably withheld.

EXHIBIT C

CUSTODIAL AGREEMENT

EXHIBIT D

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

[DATE OF ASSIGNMENT]

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT dated ___________________, among _________________,  (“Assignor”), _________________,  (“Assignee”) and ABN AMRO Mortgage Group, Inc. (the “Company”):

For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

1.

With respect to the Mortgage Loans listed on Exhibit A hereto, the Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor, as Purchaser, in, to and under that certain Flow Sale and Servicing Agreement (the “Flow Sale and Servicing Agreement”), dated as of February 1, 2002, and the Memorandum of Sale dated [INSERT DATE] (together with the Flow Sale and Servicing Agreement, the “Flow Sale Agreement”), each by and between Banc of America Mortgage Capital Corporation (the “Purchaser”) and the Company, and the Mortgage Loans delivered thereunder by the Company to the Assignor, and that certain Custodial Agreement (the “Custodial Agreement”), dated as of [INSERT DATE OF AGREEMENT], by and among the Company, the Purchaser and _________________ (the “Custodian”).

2.

The Assignor warrants and represents to, and covenants with, the Assignee that:

a.

The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

b.

The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Company with respect to the Flow Sale Agreement or the Mortgage Loans;

c.

The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Flow Sale Agreement, the Custodial Agreement or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Flow Sale Agreement.  The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Flow Sale Agreement or the Mortgage Loans; and

d.

Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 (the “Securities Act”) or which would render the disposition of the Mortgage Loans a violation of Section 5 of the Securities Act or require registration pursuant thereto.

3.

That Assignee warrants and represent to, and covenants with, the Assignor and the Company pursuant to Section 12.10 of the Flow Sale Agreement that:

a.

The Assignee agrees to be bound, as Purchaser, by all of the terms, covenants and conditions of the Flow Sale Agreement, the Mortgage Loans and the Custodial Agreement, and from and after the date hereof, the Assignee assumes for the benefit of each of the Company and the Assignor all of the Assignor’s obligations as purchaser thereunder;

b.

The Assignee understands that the Mortgage Loans have not been registered under the Securities Act or the securities laws of any state;

c.

The purchase price being paid by the Assignee for the Mortgage Loans is in excess of $250,000.00 and will be paid by cash remittance of the full purchase price within 60 days of the sale;

d.

The Assignee is acquiring the Mortgage Loans for investment for its own account only and not for any other person.  In this connection, neither the Assignee nor any person authorized to act therefor has offered to sell the Mortgage Loans by means of any general advertising or general solicitation within the meaning of Rule 502(c) Regulation D promulgated under the Securities Act;

e.

The Assignee considers itself a substantial sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Mortgage Loans;

f.

The Assignee has been furnished with all information regarding the Mortgage Loans that it has requested from the Assignor or the Company;

g.

Neither the Assignee nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accepted a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner which would constitute a distribution of the Mortgage Loans under the Securities Act or which would render the disposition of the Mortgage Loans a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Mortgage Loans; and

h.

Either (1) the Assignee is not an employee benefit plan (“Plan”) within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or a plan (“Plan”) within the meaning of section 4975(e)(1) of the Internal Revenue Code of 1986 (“Code”), and the Assignee is not directly or indirectly purchasing the Mortgage Loans on behalf of, investment manager of, as named fiduciary of, as trustee of, or with assets of, a Plan; or (2) the Assignee’s purchase of the Mortgage Loans will not result in a prohibited transaction under section 406 of ERISA or section 4975 of the Code.

i.

The Assignee’s address for purposes of all notices and correspondence related to the Mortgage Loans and the Flow Sale Agreement is:

[NAME AND ADDRESS OF ASSIGNEE]

Attention:

Telephone:

Fax:

The Assignee’s wire transfer instructions for purposes of all remittances and payments related to the Mortgage Loans and the Flow Sale Agreement is:

For the account of [NAME OF ASSIGNEE]

A/C#:

ABA#:

Attn:

Taxpayer ID#:

4.

Accuracy of the Servicing Agreement.

The Company and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit B are true, accurate and complete copies of the Flow Sale Agreement, the Custodial Agreement and all amendments and modifications, if any, thereto, (ii) neither the Flow Sale Agreement nor the Custodial Agreement has been amended or modified in any respect, except as set forth in this Agreement, and (iii) no notice of termination has been given to the Company under the Flow Sale Agreement.  The Company represents and warrants that through the date hereof the Company has serviced the Mortgage Loans in accordance with the terms of the Flow Sale Agreement.

5.

Recognition of Assignee.

From and after the date hereof, the Company shall note the transfer of the Mortgage Loans to the Assignee in its books and records, the Company shall recognize the Assignee as the owner of the Mortgage Loans and the Company shall service the Mortgage Loans for the benefit of the Assignee pursuant to the Flow Sale Agreement, the terms of which are incorporated herein by reference. It is the intention of the Assignor, the Company and the Assignee that the Flow Sale Agreement and the Custodial Agreement shall be binding upon and inure to the benefit of the Company and the Assignee and their respective successors and assigns.

[Signatures Follow]

IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement be executed by their duly authorized officers as of the date first above written.

[NAME OF ASSIGNOR]

[NAME OF ASSIGNEE]

Assignor

Assignee

By:

By:

Name:

Name:

Its:

Its:

ABN AMRO MORTGAGE GROUP, INC.

Company

By:

Name:

Its:

EXHIBIT A

MORTGAGE LOAN SCHEDULE

EXHIBIT B

EXECUTION COPIES OF FLOW SALE AND SERVICING AGREEMENT,

MEMORANDUM OF SALE AND CUSTODIAL AGREEMENT

EXHIBIT E

LIST OF REMITTANCE REPORTS

T62C

-

summary information regarding mortgage loans

S50Y

-

loan level scheduled/scheduled remittance information

P139

-

monthly trial balance

S215

-

monthly collection report

S212

-

monthly prepaid report

S213

-

monthly listing of curtailments

[T62E]

-

monthly listing of prepayments in full

P4DL

-

delinquency and foreclosure report

Alltel generated electronic tape

EXHIBIT F

FORM OF OPINION OF COUNSEL

February 21, 2002

Banc of America Mortgage Capital Corporation

Bank of America Corporate Center

NC1-007-11-07

100 North Tryon Street

Charlotte, North Carolina 28255

Attn: Managing Director

Re:

ABN AMRO Mortgage Group, Inc.

Ladies and Gentlemen:

I am special counsel for ABN AMRO Mortgage Group, Inc., a Delaware corporation (the “Company”), with respect to certain matters in connection with the sale of Mortgage Loans pursuant to that certain Flow Sale and Servicing Agreement by and between the Company and Banc of America Mortgage Capital Corporation, dated as of February 1, 2002, (the "Agreement").  Capitalized terms not otherwise defined herein have the meanings given them in the Agreement.

In rendering the opinions set forth below, I have examined and relied upon originals or copies, certified or otherwise identified to my satisfaction, of the certificate of incorporation and by-laws of the Company, the Agreement and such corporate records, agreements or other instruments of the Company, and such certificates, records and other documents, agreements and instruments, as I have deemed necessary and proper as the basis for my opinions.  In connection with such examination, I have assumed the genuineness of all signatures, the authenticity of all documents, agreements and instruments submitted to me as originals, the conformity to original documents, agreements and instruments of all documents, agreements and instruments submitted to me as copies or specimens, the authenticity of the originals of such documents, agreements and instruments submitted to us as copies or specimens, the conformity to executed original documents of all documents submitted to me in draft and the accuracy of the matters set forth in the documents we reviewed.  I have also assumed that all documents, agreements and instruments have been duly authorized, executed and delivered by all parties thereto.  As to any facts material to such opinions that I did not independently establish or verify, I have relied upon statements and representations of officers and other representatives of the Company as I have deemed necessary and proper as the basis for my opinions, including, among other things, the representations and warranties in the Agreement.

Based upon the foregoing, I am of the opinion that:

1.

The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware.

2.

The Company has the power to engage in the transactions contemplated by the Agreement and all requisite power, authority and legal right to execute and deliver the Agreement, and to perform and observe the terms and conditions of the Agreement.

3.

Each person who, as an officer of the Company, signed (a) the Agreement, and (b) any other document delivered prior hereto or on the date hereof in connection with the sale, servicing and securitization of the Mortgage Loans was, at the respective times of such signing and delivery, and is, as of the date hereof, duly elected or appointed, qualified and acting as such officer, and the signatures of such persons appearing on such documents are there genuine signatures.

4.

The Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement, enforceable in accordance with its terms, subject to bankruptcy laws and other similar laws of general application affecting rights of creditors and subject to the application of the rules of equity, including those respecting the availability of specific performance.

5.

The Company has been duly authorized to allow its officers to execute any and all documents by original signature in order to complete the transactions contemplated by the Agreement, and by original or facsimile signature in order to execute the endorsements to the Mortgage Notes and the assignments of the Mortgages, and the original or facsimile signature of the officer at the Company executing the endorsements to the Mortgage Notes and the assignments of the Mortgages represents the legal and valid signature of said officer of the Company.

6.

Either (i) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or compliance by the Company with the Agreement, or the consummation of the transactions contemplated by the Agreement; or (ii) any required consent, approval, authorization or order has been obtained by the Company.

7.

Neither the consummation of the transactions contemplated by, nor the fulfillment of the terms of the Agreement, will conflict with or result in a breach of or constitute a default under the charter or by-laws of the Company, the terms of any indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which it is subject, or violate any statute or order, rule, regulations, writ, injunction or decree of any court, governmental authority or regulatory body to which the Company is subject or by which it is bound.

8.

There is no action, suit, proceeding or investigation pending or, to the best of my knowledge, threatened against the Company which, in my opinion, either in any one instance or in the aggregate, would likely result in any material adverse change in the business, operations, financial condition, properties or assets of the Company or in any material impairment of the right or ability of the Company to carry on its business substantially as now conducted or in any material liability on the part of the Company or which would draw into question the validity of the Agreement, or of any action taken or to be taken in connection with the transactions contemplated thereby, or which would be likely to impair materially the ability of the Company to perform under the terms of the Agreement.

9.

The sale of each Mortgage Note and Mortgage as and in the manner contemplated by the Agreement is sufficient fully to transfer all right, title and interest of the Company thereto as noteholder and mortgagee, apart from the rights to service the Mortgage Loans pursuant to the Agreement.

10.

The form of endorsement that is to be used with respect to the Mortgage Loans is legally valid and sufficient to duly endorse the Mortgage Notes to the Purchaser.

The Opinions expressed herein are limited to matters of federal and Michigan law and do not purport to cover any matters as to which laws of any other jurisdiction are applicable.  Except as expressly provided herein, this opinion is being furnished to the addressees hereof solely for their benefit in connection with the transactions contemplated in the Agreement, and it is not to be used, circulated, quoted or otherwise referred to for any purpose without my express written consent.

Sincerely,

By:____________________________

Thomas E. Reiss

Its:

Special Counsel

TER/

EXHIBIT G

PURCHASE PRICE AND TERMS LETTER

EXHIBIT H

FORM OF MEMORANDUM OF SALE

CLOSING DATE:

This Memorandum of Sale (this “Memorandum”), dated as of _______ (the “Closing Date”), confirms the sale by ABN AMRO Mortgage Group, Inc. (the “Company”) to Banc of America Mortgage Capital Corporation (the “Purchaser”), and the purchase by the Purchaser from the Company, of the first lien fixed rate residential mortgage loans on a servicing retained basis described on  the Mortgage Loan Schedule attached as Schedule I hereto (the “Mortgage Loans”), pursuant to the terms of the Flow Sale and Servicing Agreement (the “Flow Sale and Servicing Agreement”), dated as of February 1, 2002, by and between the Purchaser and the Company.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company does hereby bargain, sell, convey, assign and transfer to Purchaser without recourse, except as provided in the Flow Sale and Servicing Agreement, and on a servicing retained basis, all right, title and interest of the Company in and to each of the Mortgage Loans, together with all documents maintained as part of the related Mortgage Files, all Mortgaged Properties which secure any Mortgage Loan but are acquired by foreclosure, deed in lieu of foreclosure after the Cut-off Date or otherwise, all payments of principal and interest received on the Mortgage Loans after the Cut-off Date, all other unscheduled collections collected in respect of the Mortgage Loans after the Cut-off Date, and all proceeds of the foregoing, subject, however, to the rights of the Company under the Flow Sale and Servicing Agreement.

The Company has delivered to the Custodian prior to the date hereof the documents with respect to each Mortgage Loan required to be delivered under the Flow Sale and Servicing Agreement.

Capitalized terms that are used herein but are not defined herein shall have the respective meanings set forth in the Flow Sale and Servicing Agreement.

In WITNESS WHEREOF, the parties hereto, by the hands of their duly authorized officers, execute this Memorandum as of the Closing Date referred to above.

BANC OF AMERICA MORTGAGE

ABN AMRO MORTGAGE

CAPITAL CORPORATION

GROUP, INC.

as Purchaser

as Company

By:

By:

Name:

Name:

Its:

Its:

SCHEDULE I

MORTGAGE LOAN SCHEDULE

SCHEDULE I

Schedule of Serviced Mortgage Loans

(retained in a separate closing binder entitled “SASCO 2002-26 Mortgage Loan Schedule” at McKee Nelson LLP)